UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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HANMI FINANCIAL CORPORATION

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Hanmi Financial Corporation

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT 2021

HANMI FINANCIAL CORPORATION

900 Wilshire Boulevard, Suite 1250

Los Angeles, California 90017

(213) 382-2200

NOTICE OF ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON MAY 26, 2021

TO THE STOCKHOLDERS OF HANMI FINANCIAL CORPORATION:

NOTICE IS HEREBY GIVEN that the 2021 annual meeting of stockholders (the “Annual Meeting”) of Hanmi Financial Corporation (“Hanmi,” the “Company,” “we,” “us” or “our”) will be held virtually, via live webcast, on Wednesday, May 26, 2021 at 10:30 a.m., Pacific Time, for the following purposes:

1.	To elect ten (10) directors to serve for terms expiring at the 2022 Annual Meeting of Stockholders and until their successors are elected and qualified;

2.	To provide a non-binding advisory vote to approve the compensation of our Named Executive Officers (“Say-on-Pay” vote);

3.	To approve the Hanmi Financial Corporation 2021 Equity Compensation Plan;

4.	To ratify the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

5.	To consider any other business properly brought before the meeting.

Please note that this year’s meeting will be virtual in light of the continued restrictions on large gatherings. You will not be able to attend the Annual Meeting in person. A live webcast of the Annual Meeting will be available. Registration is required online at www.proxydocs.com/HAFC. Whether or not you plan to attend virtually, your vote is important and we encourage you to vote promptly by mail, telephone or via the Internet. If you attend the Annual Meeting virtually, you may vote online during the Annual Meeting if you so choose.

By Order of Our Board of Directors,

John J. Ahn

Chairman of the Board

Los Angeles, California

April 16, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

2021 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 26, 2021:

This Proxy Statement and the 2020 Annual Report on Form 10-K are available electronically at

www.hanmi.com by clicking on “Investor Relations” and then “Proxy Materials.”

VIRTUAL ANNUAL MEETING

The Annual Meeting will be held in a virtual-only meeting format, via live video webcast that will provide stockholders of record and beneficial owners as of the close of business on the March 31, 2021 record date with the ability to participate in the Annual Meeting, vote their shares electronically at the Annual Meeting via the virtual-only meeting platform and submit questions. The virtual-only meeting format this year is reflective of the continuing COVID-19 pandemic and current social distancing requirements, taking into consideration the concern for the health and safety of all stakeholders.

BENEFITS OF A VIRTUAL ANNUAL MEETING

The virtual-only meeting format will give stockholders the opportunity to exercise the same rights as if they had attended an in-person meeting and believe that these measures will enhance stockholder access and encourage participation and communication with our Board of Directors and management.

We believe a virtual-only meeting format facilitates stockholder attendance and participation by enabling all stockholders to participate fully and equally, and without cost, using an Internet-connected device from any location around the world. In addition, the virtual-only meeting format increases our ability to engage with all stockholders, regardless of size, resources or physical location.

ATTENDANCE AT THE VIRTUAL ANNUAL MEETING

Only stockholders of record and beneficial owners of shares of our common stock as of the close of business on March 31, 2021, the record date, may attend and participate in the Annual Meeting, including voting and asking questions during the virtual Annual Meeting. You will not be able to attend the Annual Meeting physically in person.

In order to attend the Annual Meeting, you must register at www.proxydocs.com/HAFC. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting.

As part of the registration process, you must enter the control number located on your proxy card, voting instruction form, or Notice of Internet Availability. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process.

On May 26, 2021, the day of the Annual Meeting, stockholders may begin to log in to the virtual-only Annual Meeting 15 minutes prior to the Annual Meeting. The Annual Meeting will begin promptly at 10:30 a.m., Pacific Time.

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the virtual-only Annual Meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be posted in your instructional email.

QUESTIONS AT THE VIRTUAL ANNUAL MEETING

Our virtual Annual Meeting will allow stockholders to submit questions before the Annual Meeting to be addressed during a designated question and answer period at the Annual Meeting. We will answer as many stockholder-submitted questions as time permits, and any questions that we are unable to address during the Annual Meeting will be answered following the meeting, with the exception of any questions that are irrelevant to the purpose of the Annual Meeting or our business or that contain inappropriate or derogatory references which are not in good taste. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

PLEASE NOTE YOU WILL NOT BE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON.

Annual Meeting Proxy Statement 2021

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 26, 2021

The Board of Directors (our “Board”) of Hanmi Financial Corporation is soliciting your proxy for use at the 2021 annual meeting of stockholders (the “Annual Meeting”) to be held virtually on Wednesday, May 26, 2021 at 10:30 a.m., Pacific Time, and at any adjournments or postponements thereof.

PROXY STATEMENT SUMMARY

MATTERS TO BE CONSIDERED AND VOTE RECOMMENDATION

We are asking stockholders to vote on the following matters at the Annual Meeting of Stockholders:

Proposal	Our Board’s Recommendation

Item 1. Election of Directors (page 13)
The Board believes that the ten (10) director nominees possess the necessary qualifications to provide effective oversight of the Company’s business and quality advice and counsel to our management.	“FOR” each Director Nominee

Item 2. Advisory Vote to Approve Executive Compensation (“Say-on-Pay” Vote) (page 47)

The Company seeks a non-binding advisory vote from its stockholders to approve the compensation of its Named Executive Officers (“NEOs”) as described in the Compensation Discussion and Analysis and Executive Compensation sections beginning on page 18. Your vote is advisory. Thus it will not be binding upon our Board and may not be construed as overruling any decision by our Board. However, the Compensation and Human Resources Committee will take into account the outcome when considering future executive compensation arrangements.

“FOR”

Item 3. Approval of the 2021 Equity Compensation Plan

The Company seeks approval of the Hanmi Financial Corporation 2021 Equity Compensation Plan described under the Proposal No. 3, Approval of the Hanmi Financial Corporation 2021 Equity Compensation Plan section beginning on page 48, and as attached in its entirety as Annex A to this Proxy Statement. The Hanmi Financial Corporation 2021 Equity Compensation Plan provides flexibility to our Board to offer equity incentives to employees, consultants and non-employee directors as part of their recruitment and retention.

“FOR”

Item 4. Ratification of Auditors (page 58)

The Audit Committee and the Board believe that the continued retention of Crowe LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021 is in the best interests of the Company and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee’s selection of the independent registered public accounting firm. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether to retain Crowe LLP. Even if the selection is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.

“FOR”

Annual Meeting Proxy Statement 2021	1

PROXY STATEMENT SUMMARY

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	Why did I receive this Proxy Statement?

A:

You received this Proxy Statement and the enclosed proxy card because we are soliciting your vote at the Annual Meeting. As a stockholder of record of our common stock, you are invited to virtually attend the Annual Meeting, and are entitled and requested to vote on the proposals described in this Proxy Statement. This Proxy Statement summarizes the information you need to know to cast an informed vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card by mail. You may also vote by telephone or via the Internet.

We will begin posting this Proxy Statement, notice of the Annual Meeting, and the enclosed proxy card on or about April 16, 2021 to all stockholders entitled to vote.

Q:	Who is entitled to vote and how many votes do I have?

A:

All stockholders of our common stock as of the close of business on March 31, 2021, and only those stockholders, will be entitled to vote at the Annual Meeting. You have one vote for each share of our common stock you owned as of the close of business on the record date.

Q:	How many shares are eligible to be voted?

A:

As of March 31, 2021, 30,682,533 shares of our common stock were outstanding. Each outstanding share of our common stock will entitle its holder to one vote on each matter to be voted on at the Annual Meeting.

Q:	What is the difference between holding shares as a “record” holder and in “street name”?

A:	•	Record Holders: If your shares of common stock are registered directly in your name on our stock records, you are considered the stockholder of record, or the “record holder” of those shares. As the record holder, you have the right to vote your shares online at the virtual Annual Meeting or by proxy at the Annual Meeting.

•	Street Name Holders: If your shares of common stock are held in an account at a brokerage firm, bank, or other similar entity, then you are the beneficial owner of shares held in “street name.” The entity holding your account is considered the record holder for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct this entity on how to vote the shares held in your account. However, as described below, you may not vote these shares online at the virtual Annual Meeting unless you obtain a legal proxy from the entity that holds your shares giving you the right to vote the shares online at the virtual Annual Meeting.

Q:	What is a broker non-vote?

A:

Current regulations restrict the ability of your brokerage firm, bank or similar entity to vote your shares in the election of directors and other matters on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, for the advisory vote regarding the compensation of our NEOs or for the approval of the Hanmi Financial Corporation 2021 Equity Compensation Plan, no votes will be cast on your behalf. These are referred to as broker non-votes. Your bank or broker does, however, continue to have discretion to vote any shares for which you do not provide instructions on how to vote on the ratification of the appointment of our independent registered public accounting firm (Proposal 4 of this Proxy Statement).

Q:	What is the required quorum at the Annual Meeting?

A:

A quorum for the transaction of business at the Annual Meeting requires the presence, online or by proxy, of the holders of a majority of all shares entitled to vote at a meeting of stockholders. Abstentions and broker non-votes are treated as being present for purposes of establishing a quorum.

2	Annual Meeting Proxy Statement 2021

PROXY STATEMENT SUMMARY

Q:	What vote is required to approve each proposal at the Annual Meeting?

A:	1.

Election of Directors. Directors are elected by a majority of votes cast in uncontested elections. In order to be elected to the Board, the votes cast “for” the nominee must exceed the number of votes cast “against” the nominee.

2.

Advisory Vote on the Compensation of our NEOs. Approval, on an advisory basis, of the compensation of our NEOs requires the affirmative vote of a majority of the shares present online or represented by proxy.

3.

Approval of Hanmi Financial Corporation 2021 Equity Compensation Plan. Approval of the Hanmi Financial Corporation 2021 Equity Compensation Plan requires the affirmative vote of a majority of the shares present online or represented by proxy.

4.

Ratification of Selection of Auditors. Ratification of the selection of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 requires the affirmative vote of a majority of the shares present online or represented by proxy.

Q:	What is the effect of broker non-votes and abstentions?

A:

Abstentions and broker non-votes will be counted for determining a quorum. Your broker, however, will not be entitled to vote without your instruction on the election of directors, the advisory (non-binding) proposal to approve the compensation of our NEOs and the proposal to approve the Hanmi Financial Corporation 2021 Equity Compensation Plan.

Your broker will be authorized to vote your shares on the ratification of our independent registered public accounting firm even if it does not receive instructions from you, and accordingly, broker non-votes will have no effect on this proposal.

Abstentions will have no effect on the election of directors in Proposal 1, but will have the effect of a vote “AGAINST” the advisory (non-binding) vote to approve the compensation of NEOs, the vote to approve the Hanmi Financial Corporation 2021 Equity Compensation Plan, and the ratification of our independent registered public accounting firm in Proposals 2, 3 and 4, respectively.

Q:	How can I vote my shares?

A:

If you hold your shares of common stock in your own name and not through a broker or another nominee, you may vote your shares of common stock by the following methods, subject to compliance with the applicable cutoff times and deadlines described below:

By Internet

You can vote on the website using the internet address printed on your proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Pacific Time, on May 25, 2021. If you vote via the Internet, you do not need to return your proxy card.

By Telephone

You can vote by dialing the toll-free number printed on your proxy card. Telephone voting is available 24 hours a day until 11:59 p.m., Pacific Time, on May 25, 2021. If you vote by telephone, you do not need to return your proxy card.

By Mail You can vote by mail by signing, dating and returning the proxy card in the postage-paid envelope provided to you. Proxy cards sent by mail must be received by May 25, 2021.

In Person

By attending the Annual Meeting virtually and voting through www.proxydocs.com/HAFC. To attend the Annual Meeting and vote your shares, you must register for the Annual Meeting and provide the control number located on your Notice or proxy card.

Annual Meeting Proxy Statement 2021	3

PROXY STATEMENT SUMMARY

Whichever of these methods you select to transmit your instructions, the proxy holders will vote your shares of common stock in accordance with your instructions. If you give a proxy without specific voting instructions, your proxy will be voted by the proxy holders “FOR” each of the director nominees named in this Proxy Statement, “FOR” the approval, on an advisory basis, of the compensation of our NEOs, “FOR” the approval of our 2021 Equity Compensation Plan, “FOR” the ratification of our independent registered public accounting firm, and at the proxy holders’ discretion on such other matters, if any, as may properly come before the Annual Meeting (including any proposal to adjourn the Annual Meeting).

Q:	Can I change or revoke my vote after I return my proxy card?

A:

You may revoke a proxy at any time before the vote is taken at the Annual Meeting by advising our Corporate Secretary in writing before the vote at the Annual Meeting is taken, by submitting a properly executed proxy of a later date by mail, telephone or via the Internet, or by attending the Annual Meeting virtually and voting online. Attendance at the Annual Meeting will not by itself constitute revocation of a proxy. Any filing with the Corporate Secretary should be addressed to Hanmi Financial Corporation, 900 Wilshire Boulevard, Suite 1250, Los Angeles, California 90017.

Q:	How do I attend the virtual Annual Meeting?

A:

To ensure the health and well-being of our stockholders, employees and Board during the COVID-19 pandemic, we have determined that the Annual Meeting will be held solely in a virtual meeting format via the Internet. You will be able to attend and participate in the Annual Meeting online by visiting and registering at www.proxydocs.com/HAFC. See “Virtual Annual Meeting” above following the Notice of 2021 Annual Meeting of Stockholders for further information.

Q:	How will proxies be solicited?

A:

In addition to soliciting proxies by mail, our officers, directors, and employees, without receiving any additional compensation, may solicit proxies by telephone, fax, in person, or by other means. Arrangements may also be made with brokerage firms and other custodians, nominees, and fiduciaries to forward proxy solicitation materials to the beneficial owners of our common stock held of record by such persons, and we will reimburse such brokerage firms, custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

Q:	Will any other matters be considered at the Annual Meeting?

A:

We are not aware of any matter to be presented at the Annual Meeting other than the proposals discussed in this Proxy Statement. If other matters are properly presented at the Annual Meeting, then the persons named as proxies will have the authority to vote all properly executed proxies in accordance with the direction of our Board, or, if no such direction is given, in accordance with the judgment of the persons holding such proxies on any such matter, including any proposal to adjourn or postpone the Annual Meeting.

Q:	Are there any rules regarding admission to the Annual Meeting?

A:

Yes. You are entitled to attend the Annual Meeting only if you were a stockholder as of the record date, or you hold a valid legal proxy naming you to act for one of our stockholders on the record date. To attend the virtual, live webcast, please follow the directions regarding registering online at www.proxydocs.com/HAFC.

Q:	Is my vote confidential?

A:

Your vote will not be disclosed either within the Company or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation and certification of the vote, or to facilitate a successful proxy solicitation.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to disclose voting results on a Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting.

4	Annual Meeting Proxy Statement 2021

CORPORATE GOVERNANCE AND BOARD MATTERS

The following table provides summary information about our directors as of March 31, 2021.

				Committee Memberships
Name	Age	Director Since	Principal Occupation	A	CHR	NCG	RCP

John J. Ahn* (Chairman)	56	2014	CEO of WhiteHawk Capital Partners

Kiho Choi*	65	2018	Managing Partner of CKP, LLP

Christie K. Chu*	56	2015	President & CEO of CKC Accountancy Corporation

Harry H. Chung*FE	51	2016	Chief Operating Officer & Chief Financial Officer of WhiteHawk Capital Partners

Scott R. Diehl*	59	2018	Retired (former Group Head of Global Capital Solutions of Wells Fargo Capital Finance)

Bonita I. Lee	58	2019	President & CEO of Hanmi and Hanmi Bank

David L. Rosenblum*FE (Vice Chairman)	68	2014	Retired (former Senior Principal of Deloitte Consulting LLP)

Thomas J. Williams*	58	2016	Retired (former Senior Vice President & Chief Risk Officer of BofI Federal Bank)

Michael M. Yang*	59	2016	Founder & CEO of Michael Yang Capital Management, LLC

Gideon Yu*	50	2021	Co-owner of San Francisco 49ers

  Chairperson               Member

Committees: A = Audit; CHR = Compensation and Human Resources; NCG = Nominating and Corporate Governance;

RCP = Risk, Compliance and Planning

* = Independent Director; FE = Audit Committee Financial Expert

CORPORATE GOVERNANCE

Hanmi is committed to sound corporate governance principles and maintains formal Corporate Governance Guidelines and a Code of Business Conduct and Ethics for employees, executive officers and directors. These Corporate Governance Guidelines, as well as Hanmi’s Code of Business Conduct and Ethics and other governance matters of interest to investors, are available through Hanmi’s website at www.hanmi.com on the “Investor Relations” page. Any amendments or waivers applicable to an executive officer or director to the Code of Business Conduct and Ethics will also be posted on Hanmi’s website.

The NCG Committee has primary oversight of our efforts to be a responsible corporate citizen in our communities. In order to address opportunities and challenges arising from Environmental, Social and Governance (“ESG”) matters, the NCG Committee has designated an interdisciplinary subcommittee of directors and officers to thoughtfully discuss how Hanmi directly impacts our stakeholders – our valued employees, customers, and communities. The ESG Subcommittee has published an Environmental, Social and Governance Report, available on our “Investor Relations” page, which seeks to provide insight into our continuing efforts to stand in partnership with our various stakeholders.

DIRECTOR INDEPENDENCE

Our common stock is listed on the Nasdaq Global Select Market (“Nasdaq”). Under Nasdaq rules, independent directors must comprise a majority of a listed company’s board of directors. In addition, Nasdaq requires that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees must be independent. Under these rules, a director is independent only if the board of directors of a company makes an affirmative determination that the director has no material relationship with the company that would impair his or her independence.

Annual Meeting Proxy Statement 2021	5

CORPORATE GOVERNANCE AND BOARD MATTERS

Our Board has undertaken a review of the independence of each director in accordance with Nasdaq rules and the requirements of the Securities and Exchange Commission (the “SEC”). Based on this review, our Board has determined that all of its directors are independent under the applicable listing standards of Nasdaq, except for Bonita I. Lee, our President and Chief Executive Officer. In making this determination, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances that the Board deemed relevant in determining their independence.

BOARD MEETINGS AND COMMITTEES

During the fiscal year ended December 31, 2020, our Board held ten (10) joint board meetings with the Board of Hanmi Bank (the “Bank”), the wholly-owned subsidiary of Hanmi, and one (1) special board meeting, for a total of eleven (11) board meetings. All Board members were present for more than 75% of the aggregate number of meetings of our Board and the committees on which he or she served. Hanmi’s policy is to encourage all directors to attend all Annual and Special Meetings of Stockholders. Hanmi’s 2020 Annual Meeting of Stockholders was attended by all directors.

Our Board has four (4) standing committees: the Audit Committee, the Compensation and Human Resources Committee (the “CHR Committee”), the Nominating and Corporate Governance Committee (the “NCG Committee”), and the Risk, Compliance and Planning Committee (the “RCP Committee”). Each committee is governed by a charter, each of which is available through Hanmi’s website at www.hanmi.com on the “Investor Relations” page. All members of each committee are independent in accordance with applicable Nasdaq listing requirements.

Audit Committee

The Audit Committee reports to the Board and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management, and our audit process and policies. Through its oversight of the audit function, the Audit Committee ensures compliance with laws and regulations.

As outlined in its charter, the Audit Committee has the following responsibilities, among others:

•

Assist the Board in fulfilling its oversight responsibilities for the financial reporting process, the system of internal controls, the audit process, and Hanmi’s process for monitoring compliance with laws and regulations and the code of conduct;

•	Review the unaudited quarterly and audited annual financial statements;

•	Review the adequacy of internal control systems and financial reporting procedures with management and the independent auditor;

•	Review and approve the general scope of the annual audit and the fees charged by the independent registered public accounting firm;

•	Appoint the independent registered public accounting firm and meet with them to discuss the results of the annual audit and the independence of the independent registered public accounting firm; and

•	Review and approve the general scope of the annual internal audit plan and associated fees.

The Audit Committee held eleven (11) meetings during the fiscal year ended December 31, 2020.

Compensation and Human Resources Committee

The CHR Committee assists the Board by overseeing the compensation of Hanmi’s executive officers, including Hanmi’s Chief Executive Officer, as well as administering Hanmi’s compensation plans. As outlined in its charter, the CHR Committee has the following responsibilities, among others:

•	Review and approve the Company’s overall compensation philosophy, plans, policies and programs as it relates to directors, the Chief Executive Officer and executive officers;

6	Annual Meeting Proxy Statement 2021

CORPORATE GOVERNANCE AND BOARD MATTERS

•	Approve directors overall compensation, policies and programs;

•	Oversee management development and management succession planning;

•	Review and approve executive officers’ separation plan and employment and severance agreements; and

•	Lead the Board in its annual review of executive management’s performance as it relates to metrics for bonus payouts.

The CHR Committee also sets the compensation policy of the Company as more fully described below under Executive Compensation – Compensation Discussion and Analysis. To evaluate and administer the compensation programs of our NEOs, the CHR Committee meets at least four times a year or more frequently as necessary. The CHR Committee is also authorized to retain outside consultants to assist it in determining executive officer compensation.

Each member of the CHR Committee is a “non-employee director” (as defined in Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”)). The CHR Committee held eight (8) meetings during the fiscal year ended December 31, 2020.

Nominating and Corporate Governance Committee

As described in its charter, the NCG Committee assists the Board as follows:

•	Identify individuals qualified to become directors;

•	Recommend to the Board nominees for the Board and its committees;

•	Develop, recommend, implement and monitor adherence to a set of corporate governance principles applicable to Hanmi;

•	Monitor the process to determine the effectiveness of the Board and its committees; and

•

Monitor the activities of the ESG Sub-Committee regarding its efforts to oversee the Company’s ongoing commitment to environmental performance, health and safety, corporate social responsibility, corporate governance, sustainability, and other public policy matters relevant to the Company.

See Consideration of Director Nominees below for additional information regarding the director nomination process. The NCG Committee is authorized to retain outside consultants to assist it in fulfilling any of its duties, including Board and director assessment and Board evaluation.

The NCG Committee held five (5) meetings during the fiscal year ended December 31, 2020.

Risk, Compliance and Planning Committee

As outlined in its charter, the RCP Committee provides oversight of the enterprise risk management framework, including the strategies, policies, procedures and systems established by management to identify, assess, measure and manage the significant risks facing the Company. It also oversees strategic planning generally and recommends new lines of business and the budget to our Board.

The RCP Committee held six (6) meetings during the fiscal year ended December 31, 2020.

BOARD LEADERSHIP STRUCTURE

The Board is committed to having a sound governance structure that promotes the best interest of all Hanmi stockholders. Our leadership structure includes the following principles:

•	We believe that yearly elections hold the directors of the Board more accountable to our stockholders.

•

All of the directors are independent, except for Bonita I. Lee, our President and Chief Executive Officer. The Board has affirmatively determined that the other nine (9) directors nominated for re-election are independent under applicable SEC and Nasdaq corporate governance rules.

Annual Meeting Proxy Statement 2021	7

CORPORATE GOVERNANCE AND BOARD MATTERS

•

We have separated the positions of the Chairman of the Board and Chief Executive Officer in the Company’s Bylaws to ensure the independence of the Chairman. The Chairman focuses on board oversight responsibilities, strategic planning and mentoring company officers. The Chairman also periodically represents the Bank at public functions. The Chief Executive Officer focuses on the development and execution of Company strategies.

•

We also maintain a Vice Chairman of the Board, who is an independent director exercising all the powers and discharging all the duties of the Chairman of the Board in such circumstances before a Chairman is appointed or a sitting Chairman is absent or becomes disabled. Director David L. Rosenblum serves as Vice Chairman.

•	We believe the Board structure serves the interests of the stockholders by balancing the practicalities of running the Company with the need for director accountability.

BOARD’S ROLE IN RISK OVERSIGHT

The Board oversees an enterprise-wide approach to risk management, designed to support the achievement of organization objectives in the areas of strategy, operations, reporting and compliance. The Board recognizes that these objectives are important to improve and sustain long-term performance and stockholder value. A fundamental part of risk management is not only identifying the risks the Company faces and the steps management is taking to manage those risks, but also determining what constitutes the appropriate level of risk based upon the Company’s activities and risk appetite.

The RCP Committee goes through an extensive review of the enterprise risk assessment on a quarterly basis with the guidance of the RCP Committee Chairperson and the Bank’s Chief Risk Officer. The risk assessment is also reviewed by the Board quarterly. In this process, risk is assessed throughout the Company by focusing on the following ten (10) areas: credit, liquidity, market, operations, compliance, human resources / legal, reputational, strategic, information technology and security, and capital. Risks that simultaneously affect different parts of the Company are identified, and an interrelated assessment is made.

While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the RCP Committee assists the Board in fulfilling its oversight responsibility with respect to regulatory, compliance, operational risk and enterprise risk management issues that affect the Company and works closely with the Company’s legal and risk departments. The RCP Committee also oversees risks associated with the short- and long-term direction of the Company and ensures ongoing Board involvement and oversight of the Company’s strategic plan. The Audit Committee helps the Board monitor financial risk and internal controls from a risk-based perspective, and oversees compliance and the annual audit plan. Reports from the Company’s internal audit department are also reviewed by the Audit Committee.

In overseeing compensation, the CHR Committee ensures that incentives encourage a conservative level of risk-taking behavior consistent with the Company’s business strategy and in compliance with all laws and the Interagency Guidance on Incentive Compensation. The NCG Committee oversees the Code of Business Conduct and Ethics and conducts an annual assessment of corporate governance policies and any potential risk associated with governance and related party matters.

The Bank also has two board committees that oversee risk. The Loan and Credit Policy Committee (the “LCP Committee”) oversees credit risk by identifying, monitoring, and controlling repayment risk associated with the Bank’s lending activities. The Asset Liability Management Committee oversees the implementation of an effective process for managing the Bank’s interest rate, liquidity, and similar market risks relating to the Bank’s balance sheet and associated activities.

The Board is committed to protecting personal and financial information, and devotes a significant amount of time to information security and cybersecurity risks. Members of the RCP Committee receive regular reports from the Chief Risk Officer related to information technology and information security to fulfill its role of assisting management in identifying, assessing, measuring and managing certain risks facing the Company.

The Bank’s Information Security Officer meets at least quarterly with the RCP Committee to provide updates on cybersecurity and information security risk, and the Board annually reviews and approves our Information

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CORPORATE GOVERNANCE AND BOARD MATTERS

Security Program and Information Security Policy. The RCP Committee engages in key decisions to help set the direction for information security strategy, as well as to understand and prioritize information security capabilities and associated risk remediation. The Executive IT Steering Committee is an internal Bank committee created to ensure that members of executive management overseeing multiple business units actively understand information security protections and associated risks. The Information Security Officer presents quarterly cybersecurity reports to the Executive IT Steering Committee. In addition, the Bank purchases cyber liability and other insurance to protect against cyber security risks.

CONSIDERATION OF DIRECTOR NOMINEES

The NCG Committee believes that the Board should encompass a broad range of talent, skill, knowledge, experience, diversity and expertise enabling it to provide sound guidance with respect to Hanmi’s operations and interests. In addition to considering a candidate’s background and accomplishments, candidates are reviewed in the context of the current composition of the Board and the evolving needs of Hanmi’s business. Our Board has identified certain core competencies that its directors should possess, including: broad experience in business, finance, accounting, risk management, strategic planning, marketing or administration; familiarity with national and international business matters; familiarity with the Company’s industry; and the ability to understand the Company’s business. In addition to possessing one or more of these core competencies, the members of our Board should have and demonstrate personal qualities such as integrity, leadership, community prominence and a strong reputation. The experience, skills and qualifications contributed by each of our directors should diversify and complement the core competencies of our collective Board.

The NCG Committee seeks directors with a strong reputation and experience in areas relevant to the strategy and operation of Hanmi’s business, particularly industries and growth segments that Hanmi operates in, such as the banking and financial services industry, as well as key geographic markets and customer segments. The NCG Committee annually reviews the individual skills and characteristics of the directors, as well as the composition of the Board as a whole. This assessment includes a consideration of independence, diversity, age, skills, expertise and industry background in the context of the needs of the Board and Hanmi.

The Board conducts an annual evaluation to determine whether the Board and its committees are functioning effectively. The NCG Committee oversees the evaluation method and criteria for the Board’s annual evaluation of the composition, competence and performance of the Board and its committees. The NCG Committee may retain consultants or advisors to assess the performance and effectiveness of the Board, its committees and each individual director.

The results of any self-evaluations, peer evaluations or evaluations by any consultant or advisor are submitted to the Board. The Board then takes appropriate action based on the Board’s assessment and performance evaluations. The Board and director evaluation process considers the best interests of Hanmi, its Board, employees, customers and stockholders. The assessment includes director succession planning and expected future needs of the Board and the Company, so as to ensure that Board effectiveness is not diminished during periods of transition.

Board Diversity

The Corporate Governance Guidelines require the NCG Committee to consider diversity when reviewing the qualifications of candidates to the Board. The NCG Committee seeks to nominate members with diverse backgrounds, skills, professional and industry experience, and other personal qualities, attributes and perspectives that will help ensure a strong and effective governing body that, as a whole, reflects the current and anticipated needs of our Board and Company and can provide oversight responsibility to our stockholders.

Stockholder Recommendations

The NCG Committee will consider stockholder recommendations for director nominees. Such notices must be submitted in writing to Hanmi Financial Corporation, 900 Wilshire Boulevard, Suite 1250, Los Angeles, California 90017, Attention: Corporate Secretary. Such notices also must comply with other requirements set

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CORPORATE GOVERNANCE AND BOARD MATTERS

forth in the Company’s Bylaws and be received by the Corporate Secretary within the deadlines provided below under Stockholder Proposals for the 2022 Annual Meeting.

In identifying and evaluating director candidates, the NCG Committee will solicit and receive recommendations, and review qualifications of potential director candidates. The NCG Committee may also use search firms to identify director candidates when necessary. To enable the NCG Committee to effectively evaluate director candidates, the NCG Committee may also conduct appropriate inquiries into the backgrounds and qualifications of director candidates, including reference checks. As stated above, the NCG Committee will consider director candidates recommended by stockholders utilizing the same criteria as candidates identified by the NCG Committee.

COMMUNICATIONS WITH THE BOARD

Our Board has a process for stockholders to send communications to directors. Hanmi’s stockholders and interested parties may send communications to our Board by writing to our Board at Hanmi Financial Corporation, 900 Wilshire Boulevard, Suite 1250, Los Angeles, California 90017, Attention: Board of Directors. All such communications will be relayed directly to our Board. Any interested party wishing to communicate directly with Hanmi’s independent directors regarding any matter may send such communication in writing to Hanmi’s independent directors at Hanmi Financial Corporation, 900 Wilshire Boulevard, Suite 1250, Los Angeles, California 90017, Attention: Chairman of the Board. Any interested party wishing to communicate directly with the Audit Committee regarding any matter, including any accounting, internal accounting controls, or auditing matter, may submit such communication in writing to Hanmi Financial Corporation, 900 Wilshire Boulevard, Suite 1250, Los Angeles, California 90017, Attention: Chairperson of the Audit Committee.

Correspondence may be submitted on an anonymous basis and submissions of complaints or concerns will not be traced. Confidentiality is a priority, and all communications will be treated confidentially to the fullest extent possible. For submissions that are not anonymous, the sender may be contacted in order to confirm information or to obtain additional information. The Company reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials.

DIRECTOR COMPENSATION

The following table sets forth certain information regarding compensation paid to persons who served as outside (or non-employee) directors of Hanmi for the fiscal year ended December 31, 2020:

Name	Fees Earned or Paid in Cash(2)	Stock Awards(3)	Total

John J. Ahn	$91,416	$38,504	$129,920

Kiho Choi	$68,751	$38,504	$107,255

Christie K. Chu	$67,749	$38,504	$106,253

Harry H. Chung	$69,583	$38,504	$108,087

Scott R. Diehl	$71,749	$38,504	$110,253

David L. Rosenblum	$70,250	$38,504	$108,754

Thomas J. Williams	$71,251	$38,504	$109,755

Michael M. Yang	$60,417	$38,504	$98,921

Gideon Yu(1)	$—	$—	$—

(1)	Mr. Yu joined the Boards in 2021 and thus did not receive any compensation in 2020.

(2)

Until September 2020, each director who is not an employee of Hanmi (an outside director) was paid a base cash retainer of $48,000 per year for service on the Board, with additional annual committee service retainers of $5,000 (for Audit and LCP Committees), $4,000 (for CHR Committee), and $2,500 (for NCG, RCP and Asset Liability Management Committees). Chairs

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CORPORATE GOVERNANCE AND BOARD MATTERS

received an additional annual fee of $24,000 (Chairman of the Board), $12,000 (for Audit and LCP Committees), and $10,000 (for CHR, NCG, RCPC and Asset Liability Management Committees). Since October 2020, each outside director is paid a cash base retainer of $38,500, with annual committee service retainers of $5,000 (for Audit, and LCP Committees), $4,000 (for CHR Committee), and $2,500 (for NCG, RCP and Asset Liability Management Committees). Chairs receive an additional annual fee of $24,000 (Chairman of the Board), $10,000 (for Audit Committee), $8,000 (for LCP Committee), and $9,000 (for CHR, NCG, RCPC and Asset Liability Management Committees). Fees are paid on a monthly basis.

(3)

On September 23, 2020, the Company granted 5,053 shares of restricted stock to each non-employee director, which vest one year from the grant date. The grant date fair value is based on the number of shares granted and the closing price of the Company’s stock on the grant date, which was $7.62 in accordance with FASB ASC Topic 718. At December 31, 2020, each of the directors had 5,053 restricted shares outstanding and no stock options outstanding.

NON-EMPLOYEE DIRECTOR COMPENSATION POLICY

Following the annual review of the results of the 2020 director compensation review conducted by the Company’s independent compensation consultants, the Board of Directors unanimously approved a reduction of their compensation to better align with the new peer group.

Commencing in October 2020, the Company reduced its non-employee director annual cash retainer from $48,000 to $38,500 per year for service on the Board. In addition, members of committees receive additional annual cash retainers as follows:

Audit Committee	$5,000
LCP Committee	$5,000
CHR Committee	$4,000
NCG Committee	$2,500
RCP Committee	$2,500
Asset Liability Management Committee	$2,500

The Chairman of the Board receives an additional annual cash retainer of $24,000, and the chairs of each committee receive an additional annual cash retainer, which was adjusted in October 2020 as follows:

		Adjusted
Audit Committee	$12,000	$10,000
LCP Committee	$12,000	$8,000
CHR Committee	$10,000	$9,000
NCG Committee	$10,000	$9,000
RCP Committee	$10,000	$9,000
Asset Liability Management Committee	$10,000	$9,000

In addition, the directors receive an annual grant of restricted stock in the second quarter of the year. For 2020, the value of the restricted stock grant was reduced to approximately $38,500, in line with market compensation data.

DIRECTOR STOCK OWNERSHIP GUIDELINES

Each director is encouraged to own shares of common stock of the Company at a level that demonstrates a meaningful commitment to the Company and the Bank, and to better align the director’s interests with the Company’s stockholders. A director’s stock ownership will be one of the factors considered in deciding whether to nominate or appoint a director to the Board of Directors of the Company.

All directors should acquire shares of the Company’s common stock valued at three times (3x) the yearly retainer. Directors are expected to meet the ownership standards set forth herein within five years from April 25, 2018, the date the guidelines were approved by the CHR Committee, or from their first day as a

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CORPORATE GOVERNANCE AND BOARD MATTERS

director, whichever is later. Once the guidelines are met, if the stock price decreases, the director will not be required to acquire additional shares. In addition to the stock ownership guidelines described above, each director who acquires shares of Company common stock through the exercise or vesting of a stock option, stock appreciation right or restricted stock will be required to retain fifty percent (50%) of the “net” shares acquired (net of tax impact that the exercise or vesting has on the individual) for at least twelve (12) months following the date of exercise or vesting, or such earlier time if the individual ceases to be a member of the Board as a result of death, disability, illness, resignation, termination or other reason.

As of December 31, 2020, all directors have met the stock ownership guidelines with the exception of Director Gideon Yu, who joined our Board in 2021 and has until January 27, 2026 to meet this requirement.

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PROPOSAL NO. 1    ELECTION OF DIRECTORS

Stockholders are being asked to elect ten (10) director nominees for a one-year term. Subject to their earlier resignation or retirement, directors elected at the Annual Meeting will serve until the 2022 annual meeting of stockholders and until their successors are elected and qualified. Our Board believes that each director nominee satisfies our director qualification standards and accordingly nominates: John J. Ahn, Kiho Choi, Christie K. Chu, Harry H. Chung, Scott R. Diehl, Bonita I. Lee, David L. Rosenblum, Thomas J. Williams, Michael M. Yang and Gideon Yu.

BOARD OF DIRECTORS AND NOMINEES

Hanmi’s directors have a mix of experience and backgrounds, including those that started a business and grew it into a substantial entity, to holding senior executive positions in large, complex organizations to those who held positions of importance within regulatory agencies. In those positions, they have also gained experience in core management skills, such as strategic and financial planning, public company financial reporting, corporate governance, risk management, leadership development and, importantly, a deep understanding of our customers.

In addition to each director nominee’s professional experience summarized in the table below, our Board believes that each director nominee has other key attributes that are important to an effective Board of Directors, such as, integrity and demonstrated high ethical standards; sound judgment; analytical skills; the ability to engage management and each other in a constructive and collaborative fashion; diversity of origin, background, experience, and thought; and the commitment to devote significant time and energy to service on our Board and its committees.

None of the director nominees was nominated pursuant to any arrangement or understanding. There are no family relationships among the director nominees or the executive officers of Hanmi.

The following tables set forth information with respect to the director nominees.

John J. Ahn Director since: 2014 Age: 56 Chairman of our Board Board Committees: NCG, RCP

Experience

Mr. Ahn brings more than 30 years of experience in capital markets and financial advisory services to Hanmi. He is currently the founder and Chief Executive Officer of WhiteHawk Capital Partners, a middle market direct lending fund and SEC Registered Investment Advisor. Prior to his role at WhiteHawk, Mr. Ahn served as Chief Executive Officer of Great American Capital Partners, LLC, an SEC Registered Investment Advisor that originated and underwrote senior secured loans across a wide array of industries from 2015 to 2020. From 2004 to 2015, Mr. Ahn served as President of B. Riley & Co., a full-service investment banking firm providing corporate finance, research, sales and trading services, and asset management to corporate and institutional clients. Prior to joining B. Riley, Mr. Ahn held numerous leadership positions in the investment banking and sales and trading sectors. He currently serves on the Board of Directors of Keppel Pacific Oak, an office REIT with properties located in key growth markets in the U.S. and traded on the Singapore Exchange (SGX: CMOU). Mr. Ahn earned his B.A. degree in economics from Williams College.

Qualifications

Our Board believes that Mr. Ahn should serve as a director because of his extensive experience and background in investment banking, finance, strategic planning and his strong understanding of institutional investors.

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PROPOSAL NO. 1    ELECTION OF DIRECTORS

Kiho Choi Director since: 2018 Age: 65 Board Committees: Audit, NCG, RCP

Experience

Mr. Choi currently serves as the Managing Partner and is a Founding Partner of CKP, LLP, the largest Korean-American full-service accounting firm in the U.S., providing services to private companies and U.S. subsidiaries of Korean companies. Mr. Choi has more than 30 years of assurance and business advisory experience and specializes in serving middle-market companies in banking, health care, manufacturing and wholesale distribution. He also served as a past President of the Korean American CPA Society of Southern California, and as an Advisory Member to the Korea Trade Investment Promotion Agency of Los Angeles. He is a member of the American Institute of Certified Public Accountants and a member of the California Society of Certified Public Accountants. Mr. Choi is currently an independent director of the Board of Directors of Netlist, Inc., an information technology company, and was formerly a member of the Board of Directors of BBCN Bancorp, Inc. and BBCN Bank. Mr. Choi earned his B.S. and M.S. degrees in accounting from the University of Illinois at Chicago.

Qualifications

Our Board believes that Mr. Choi should serve as a director because of his significant accounting and financial expertise, as well as executive leadership experience and strong relationships within the Korean-American business community.

Christie K. Chu Director since: 2015 Age: 56 Board Committees: Audit, CHR, NCG

Experience

Ms. Chu currently serves as the founder, President and CEO of CKC Accountancy Corporation, a tax management and financial consulting firm. Ms. Chu brings over 30 years of experience as a Certified Public Accountant, the last 24 years at CKC Accountancy Corp, and previous to that at KPMG, Ernst & Young, LLP, and Arthur Anderson & Co. She also served as a past President of the Korean American CPA Society of Southern California, where she has been a board member since 2004. Ms. Chu is a member and past Treasurer of the National Korean American Society of CPAs. She is also a current member of the California Society of Certified Public Accountants. She is a board member and Treasurer of the National Association of Corporate Directors .. Ms. Chu earned her B.A. degree in business and economics from the University of California, Los Angeles. She also completed the Director Education and Certification Program at the UCLA Anderson School of Management.

Qualifications

Our Board believes that Ms. Chu should serve as a director because of her extensive business and accounting background and experiences at several major accounting firms. Ms. Chu fully understands our core business customer and how to appeal to the next generation of business leaders and the Korean-American business community.

Harry H. Chung Director since: 2016 Age: 51 Board Committees: Audit, CHR

Experience

Mr. Chung brings over 25 years of experience in capital markets and financial services. He has served as the Chief Operating Officer and Chief Financial Officer of WhiteHawk Capital Partners since 2020. Previously, Mr. Chung served as Chief Operating Officer and Chief Financial Officer of Great American Capital Partners, LLC from 2017 to 2020. Prior to that role, Mr. Chung served as Chief Financial Officer of Breakwater Investment Management, a private investment firm based in Los Angeles, California specializing in direct debt and equity investments in leading lower middle market growth companies. Mr. Chung also served as the Chief Financial Officer of Imperial Capital, a full-service investment bank offering comprehensive services to institutional investors and middle market companies. He also has held numerous leadership positions at Jefferies and Company, Inc., a global investment bank. Mr. Chung earned his B.S. degree in accounting from the University of Illinois at Urbana-Champaign.

Qualifications

Our Board believes that Mr. Chung should serve as a director because of his experience in capital markets and financial services, including strategic planning and corporate development. Mr. Chung’s experience as a Chief Financial Officer has provided him with financial expertise that is valuable in his role as chair of the Audit Committee.

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PROPOSAL NO. 1    ELECTION OF DIRECTORS

Scott R. Diehl Director since: 2018 Age: 59 Board Committees: CHR, NCG, RCP

Experience

Mr. Diehl brings over 30 years of experience from the banking and financial industry, having spent his entire career at Wells Fargo Capital Finance and its predecessor corporation, Foothill Capital Corporation. Prior to his retirement in 2017, Mr. Diehl was a Group Head overseeing the Factoring, Receivable Securitization and Supply Chain Finance lending units. Prior to this role, his Industries Group oversaw the Lender Finance, Technology Finance, Healthcare Finance and Supply Chain Finance business units. Mr. Diehl also served in various other leadership positions related to asset-based lending and commercial finance for Wells Fargo Finance and Foothill Capital Corporation. Mr. Diehl earned his B.A. degree in history from Brown University.

Qualifications

Our Board believes that Mr. Diehl should serve as a director because his experience in specialty lending is valuable to the Company. Mr. Diehl’s broad banking experience as an executive at Wells Fargo, and its predecessor, will enable him to positively contribute to the growth of Hanmi and its product lines.

Bonita I. Lee Director since: April 2019 Age: 58 Board Committees: RCP

Experience

Ms. Lee has served as the President and Chief Executive Officer since May 2019. Prior to her promotion to Chief Executive Officer, she served as Senior Executive Vice President and Chief Operating Officer of Hanmi and Hanmi Bank since August 2013. She was promoted to serve as our President on June 15, 2018. She was previously the Senior Executive Vice President and Chief Operating Officer of BBCN Bank and BBCN Bancorp, Inc., where she was named Acting President and Chief Operating Officer from February 2013 to April 2013 and led an Executive Council carrying out the duties of the Chief Executive Officer during a management transition period at BBCN Bank. Prior to this, Ms. Lee served as director and Regional President of the Western Region for Shinhan Bank America from September 2008 to March 2009. Prior to joining Shinhan Bank America, she served as Executive Vice President and Chief Credit Officer at Nara Bank from April 2005 to September 2008, and as a Member of the Office of the President from March 2006 to September 2008. Ms. Lee earned her B.S. degree in business administration from the University of Illinois at Chicago and completed an executive program in corporate strategy from the University of Chicago Booth School of Business.

Qualifications

Our Board believes that Ms. Lee should serve as a director because she brings to the Board her extensive experience in the Korean-American banking industry, her many successes in safely and profitably growing her organization, her business acumen and good relationship with the investors in the Korean-American community.

David L. Rosenblum Director since: 2014 Age: 68 Vice Chairman of our Board Board Committees: Audit, CHR, RCP

Experience

Mr. Rosenblum is retired and a former Senior Principal at Deloitte Consulting LLP (1979 to 2013), where he was the National Managing Director of Consulting Corporate Development and a key leader of the Strategy and Operations practice. Mr. Rosenblum is a member of Sage Partners, LLC, a strategic advisory firm, and is also an operating partner of Interlock Equity LP, a new private equity firm focused on mid- and lower-mid market business, technology services and healthcare firms. Mr. Rosenblum currently serves as Chairman of the Pacific Southwest Chapter of National Association of Corporate Directors (“NACD”) and serves as a director of the Library Foundation of Los Angeles. Prior to his current roles, he served on the board of Deloitte Consulting LLP and was a member of the Wesleyan University board of trustees. Mr. Rosenblum earned his B.A. degree in economics from Wesleyan University and his M.B.A. degree in finance from the Wharton School at the University of Pennsylvania.

Qualifications

Our Board believes that Mr. Rosenblum should serve as a director because of his strategic planning, mergers and acquisitions, and corporate development experience in assisting financial institutions. In addition, as the Chairman of the Pacific Southwest Chapter of the NACD, he brings deep knowledge regarding best practices in running our Board.

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PROPOSAL NO. 1    ELECTION OF DIRECTORS

Thomas J. Williams Director since: 2016 Age: 58 Board Committees: Audit, RCP

Experience

Mr. Williams brings over 30 years of experience in bank regulation and the broader banking industry. Specifically, Mr. Williams brings extensive experience across a broad range of risk and lending activities. Prior to his retirement in May 2015, Mr. Williams served as Senior Vice President and Chief Risk Officer at BofI Federal Bank, overseeing all risk and control-related functions. Before that role, he served as Executive Director of Commercial Credit Review at Capital One and Director of Regulatory Relations at Silicon Valley Bank. Earlier in his career, Mr. Williams spent five years as Principal Examiner at the Federal Reserve Bank of San Francisco and ten years as a National Bank Examiner with the Office of the Comptroller of the Currency. Mr. Williams earned his B.S. degree in economics from the University of South Dakota.

Qualifications

Our Board believes that Mr. Williams should serve as a director because of his broad-based regulatory experience and expertise. In the present regulatory environment, we believe Mr. Williams’ strength in risk management is critical to assisting with the safe and sound operation of the Bank.

Michael M. Yang Director since: 2016 Age: 59 Board Committees: CHR, NCG

Experience

Mr. Yang brings over 30 years of experience as a successful technology entrepreneur and investor. He is currently the Founder and CEO of Michael Yang Capital Management, LLC, an investment management company that invests in public equities of disruptive technology companies. Prior to his current role, Mr. Yang was Co-Founder and CEO of three technology start-ups that were sold to larger enterprises at significant premiums, including mySimon.com Inc., which was acquired by CNET. Mr. Yang began his career at Xerox Corporation and Samsung Electronics Co., Ltd., where he held positions of increasing responsibility in engineering, marketing and corporate development. Mr. Yang earned his B.S. degree in electrical engineering from the University of California, Berkeley, his M.S. degree in computer science from Columbia University and his M.B.A. degree from the Haas School of Business, University of California, Berkeley.

Qualifications

Our Board believes that Mr. Yang should serve as a director because of his executive experience in growing companies, as well as his strategic planning, mergers and acquisitions, corporate development and technological knowledge.

Gideon Yu Director since: 2021 Age: 50 Board Committees: CHR, RCP

Experience

Mr. Yu has more than 20 years of experience as a finance executive, investor and advisor specializing in venture capital, technology and media companies. Mr. Yu is currently a co-owner and the former president of the San Francisco 49ers. Mr. Yu holds the distinction of being the first President of color of any team in the history of the National Football League. Mr. Yu previously served as the Chief Financial Officer of both Facebook and YouTube. Mr. Yu was also a General Partner at Khosla Ventures, a venture capital firm focused on early-stage technology companies, where he led the firm’s investment in Square, Inc., a leading fintech company, and was its first outside board member. Mr. Yu currently serves on the Board of Trustees of the Monterey Bay Aquarium and the Council of Korean Americans and is on the National Leadership Council of the Navy SEAL Foundation. Mr. Yu earned his B.S. degree in Industrial Engineering and Engineering Management from Stanford University and received his M.B.A. degree from Harvard Business School.

Qualifications

Our Board believes that Mr. Yu should serve as a director because of his executive experience in the finance and technology sectors, as well as his strategic views on digital growth opportunities. We believe Mr. Yu’s experience with managing strategy and risk in a high-growth environment will positively contribute to the development of Hanmi as a leader among regional community banks.

16	Annual Meeting Proxy Statement 2021

PROPOSAL NO. 1    ELECTION OF DIRECTORS

The director nominees receiving a majority of the votes cast, in uncontested elections, will be elected. If an incumbent director is not elected by a majority of votes cast, in an uncontested election, the incumbent director will tender his or her resignation to the Board for consideration. In contested elections, the Company will use plurality voting. Each director nominee has indicated their willingness to serve on our Board. Each proxy will be voted “FOR” the election of such director nominees unless instructions are given on the proxy to vote “AGAINST” such director nominees. In the event a director nominee is unable to serve, your proxy will be voted for an alternative director nominee as determined by our Board. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board of Directors. At this time, our Board knows of no reason why any of the nominees might be unable to serve.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE

“FOR” EACH OF THE TEN DIRECTOR NOMINEES

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EXECUTIVE OFFICERS

The following tables set forth information with respect to the executive officers of the Company. None of the executive officers of the Company were hired pursuant to any arrangement or understanding. There are no family relationships among the directors or the executive officers.

Name	Age	Experience and Qualifications
Bonita I. Lee President and Chief Executive Officer (“CEO”); Director	58	For Ms. Lee’s experience and qualifications, see Board of Directors and Nominees on page 15.
Romolo C. Santarosa Senior Executive Vice President and Chief Financial Officer (“CFO”)	64

Mr. Santarosa has served as Senior Executive Vice President and Chief Financial Officer of Hanmi and Hanmi Bank since November 2015, after joining in June 2015, and brings more than 28 years of experience in banking and financial services. Over his career, he has been responsible for leading and directing growth strategies, cost reduction and process improvement initiatives, technology implementations and capital management. Prior to his tenure with the Hanmi and Hanmi Bank, he was Executive Vice President and Chief Operating Officer at Opus Bank for three years, Senior Executive Vice President and Chief Financial Officer and Chief Operating Officer at First California Financial Group, Inc. and its bank subsidiary for eleven years, and served in leadership positions with several West Coast and East Coast financial institutions. Mr. Santarosa is a Certified Public Accountant (inactive) in New York and Connecticut and was an Audit Senior Manager with Price Waterhouse. Mr. Santarosa earned his B.S. degree in accounting and a minor in mathematics from Ithaca College.

Anthony Kim Executive Vice President and Chief Banking Officer (“CBO”)	53

Mr. Kim has served as Executive Vice President and Chief Banking Officer of Hanmi Bank since June 2019. He joined Hanmi Bank as Executive Vice President and Chief Lending Officer in September 2013, and served in that capacity until his promotion. Prior to his tenure with Hanmi Bank, he was Senior Vice President and District Manager at BBCN Bank for five years. Mr. Kim has over 25 years of banking experience, with significant expertise in commercial and retail banking. Mr. Kim earned his B.A. degree in business administration from California State University and is a graduate of Pacific Coast Banking School.

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EXECUTIVE OFFICERS

Name	Age	Experience and Qualifications
Matthew D. Fuhr Executive Vice President and Chief Credit Administration Officer (“CCAO”)	58

Mr. Fuhr has served as Executive Vice President and Chief Credit Administration Officer of Hanmi Bank since March 2017. He previously served as Senior Vice President and Deputy Chief Credit Officer from June 2015 until his promotion. Prior to his tenure with Hanmi Bank, he was Senior Vice President and Credit Administrator at Pacific Western Bank for 13 years. Earlier in his career, Mr. Fuhr served as a Commissioned Bank Examiner with the Federal Deposit Insurance Corporation. Mr. Fuhr earned his B.A. degree in business administration with emphasis in finance from the University of Northern Colorado.

Min Park Executive Vice President and Chief Credit Risk Officer (“CCRO”)	58

Mr. Park has served as Executive Vice President and Chief Credit Risk Officer of Hanmi Bank since March 2017. He previously served as Executive Vice President and Chief Credit Officer from April 2015 until the organizational change of the credit administration division. Mr. Park joined Hanmi Bank as Executive Vice President and Deputy Chief Credit Officer in August 2014. Prior to his tenure with Hanmi Bank, he was Senior Vice President and Manager of Commercial Business Credit at East West Bank for four years. Mr. Park has over 35 years of banking experience. Mr. Park earned his B.A. degree in business administration from Kansas State University.

Michael Du Senior Vice President and Chief Risk Officer (“CRO”)	48

Mr. Du has served as Chief Risk Officer of Hanmi Bank since November 2019. He previously served as the Director of Internal Audit for Pacific Western Bank from June 2017 to November 2019 and Vice President of Risk Management for Unify Federal Financial Credit Union from May 2015 to June 2017. Mr. Du served in the United States Air Force/Reserves for over 25 years, and retired with the rank of Command Chief Master Sergeant. He is a Certified Public Accountant and holds certifications in multiple risk and audit disciplines. Mr. Du earned his B.S. degree in accounting and a M.S. in business administration from California State Universities, and completed an executive management program at the University of California, Los Angeles.

Patrick Carr Senior Vice President and Chief Accounting Officer	48

Mr. Carr has served as Chief Accounting Officer of Hanmi Bank since September 2020. He previously worked for over 13 years at JP Morgan Chase, most recently serving as Managing Director, Consumer Risk Analytics. In that role, he focused on consumer financial planning and analysis. Mr. Carr is a certified public accountant and previously worked for Arthur Anderson and Ernst & Young for nine years. Mr. Carr earned his B.S. degree in business administration in accountancy from John Carroll University.

Annual Meeting Proxy Statement 2021	19

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This Compensation Discussion and Analysis (“CD&A”) describes our compensation philosophy, methodologies and our current practices with respect to the remuneration programs for our NEOs. The compensation programs of our NEOs are established, evaluated and maintained by the CHR Committee. The CHR Committee is comprised entirely of outside directors that satisfy the Nasdaq listing requirements and SEC regulations on independence. The NEOs for the fiscal year ended December 31, 2020 are:

•	Bonita I. Lee: President & Chief Executive Officer

•	Romolo C. Santarosa: Senior EVP & Chief Financial Officer

•	Anthony Kim: EVP & Chief Banking Officer

•	Matthew D. Fuhr: EVP & Chief Credit Administration Officer

•	Min Park: EVP & Chief Credit Risk Officer

2020 Financial and Strategic Highlights

2020 was an unprecedented year because of the COVID-19 pandemic and its impact on the overall business and economic environment. Despite these significant headwinds, the management team was still able to achieve key operational metrics and performance achievements highlighted below.

Operating Results, Profitability and Value Creation

•  Net income was $42.2 million, which included $45.5 million of credit loss expense primarily attributed to the pandemic

•  Loans and leases receivable were $4.88 billion, which included $308 million of loans under the Paycheck Protection Program (PPP)

•  Deposits were $5.28 billion, up 12.3% from 2019, reflecting depositors seeking safety for their funds as well as proceeds from PPP loans and other government assistance programs

•  Efficiency ratio of 53.1%

•  Nonperforming loans and leases were $83.0 million, and the allowance to loans and leases was 1.85%, which reflect the effect of the pandemic

•  Annual 2020 dividend of $0.52 per share, down from $0.96 per share in 2019 due to efforts to conserve capital during the pandemic

Reinforcing our commitment to a pay-for-performance philosophy and recognizing that certain operational and financial targets failed to meet our targeted goals, the short-term incentive plan paid out at below target opportunity levels and the outstanding performance-based equity awards were not earned.

Management Say-On-Pay Results and Stockholder Engagement

The CHR Committee evaluates the Company’s executive compensation programs in light of market conditions, shareholder views, and governance considerations, and makes changes as appropriate. As required by the Dodd-Frank Act, the Company seeks a separate non-binding advisory shareholder vote to approve the compensation of its NEOs. At the 2020 annual meeting, shareholders approved the compensation of NEOs, with 73.2% of the shareholder vote cast in favor of the advisory say-on-pay proposal. The CHR Committee was disappointed with this vote result and noted its divergence from strong support of at least 95% in recent years. The CHR Committee recognized that the 2020 vote result signaled stockholder concerns regarding the executive compensation program and a need for engagement to better understand the perspectives of our stockholders.

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Accordingly, we reached out to our top 15 stockholders representing approximately 65% of our outstanding shares and invited them to discuss our executive compensation and governance practices. One of our investors beyond the top 15 also proactively contacted us to request engagement.

In September 2020, we held calls with four stockholders, representing approximately 30% of our shares. Of our top 15 investors, 12 representing approximately 35% of our shares either did not respond or advised us that they did not seek to engage at this time. While we would have preferred to engage with more stockholders, we believe the significant majority of the shares represented by our top investors with whom we were not able to engage voted in support of our say-on-pay proposal last year. However, this group included at least two institutions that voted “against” our say-on-pay proposal last year and two institutions that we understand do not engage with companies as they vote say-on-pay proposals in accordance with proxy advisor recommendations. We also reached out to the research teams at proxy advisory firms Institutional Shareholder Services Inc. and Glass Lewis & Co. and engaged with Glass Lewis & Co.

The engagement discussions were led by three independent members of our Board—the Chairman, Vice Chairman and CHR Committee Chair. Our CEO, CFO and General Counsel also joined some of the calls to respond to stockholder questions on business operations and other non-compensation-related topics. All stockholder feedback received was shared and discussed with the full Board.

The stockholders with whom we were able to engage provided valuable commentary and insights on our compensation practices and disclosure. While perspectives were varied in some areas, stockholders expressed support for the overall level of pay and disclosure as well as our ESG-related activities and disclosures. The following table summarizes the common themes we heard from stockholders and the actions we have taken to address their concerns.

Stockholder Feedback	Our Response

Long-term incentive awards did not include performance criteria

In 2020, we implemented a long-term incentive plan for the CEO:

•  55% of the award granted in 2020 is subject to performance vesting based on TSR performance relative to the KBW Regional Bank Index over a three-year performance period; 45% of the award is subject to time-based vesting.

•  The next long-term incentive award for the NEOs will follow the same model.

Vesting periods were too short for the time-based retention awards to two NEOs	In 2020, all time-based restricted stock awards granted to NEOs under our long-term incentive plan vest in equal annual installments over three years.

Factors considered under the Personal Performance component of the annual cash incentive plan (the “AIP”) were not disclosed	We have added additional detail on the individual components for each of the NEOs under the AIP.

Threshold and maximum payout opportunities for the AIP were not disclosed	In 2020, we added threshold and maximum goal levels for all the Company financial metrics under the AIP with accompanying threshold and maximum payout levels for achievement at those levels.

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Pay Program and 2020 Compensation Overview

The CHR Committee establishes and oversees the compensation practices, including the determination of base salary and annual and long-term incentives. The CHR Committee understands the importance of human capital management to our long-term success. We believe that our executive compensation design is generally aligned with our peer market norms for quantum and design. Compensation plans are designed to encourage the achievement of strategic objectives, creation of shareholder value, recognition of individual performance, and to allow the Company to effectively compete for, retain and motivate talented executives critical to its success.

Element	Type	2020 Highlights
Base Salary	Fixed

When setting base salaries, the CHR Committee considers factors such as experience, responsibilities, job performance, and market compensation information.

Due to the business uncertainties in the market caused by the COVID-19 pandemic, the CHR Committee and management decided against any increases in base salaries for the NEOs in 2020.

Short-Term Cash Incentive Compensation	Variable

The Company maintains a performance-based annual cash incentive plan for the NEOs, which is payable contingent on the achievement of pre-established financial results for the Company and individual performance objectives. For 2020, the performance-based annual cash incentive goals were scheduled to be adopted in March 2020. However, due to the onset of the COVID-19 pandemic and the significant impact of the pandemic on our business, the CHR Committee decided to postpone the implementation of the annual cash incentive until July 2020 to allow for time to assess the appropriate performance metrics, weightings, and targets.

A significant portion of the NEOs’ total direct compensation is delivered in the form of a performance-contingent, cash-based annual incentive opportunity – focused on business metrics and individual metrics tied to their specific roles and responsibilities. In 2020, we added threshold / target / maximum goals to further align pay with performance.

As in years past, the CHR Committee established target incentive award opportunities for each NEO and assessed performance relative to established goals. Resulting incentive payouts for each NEO are summarized in the table below.

		Executive	Annual Cash Incentive (% of Target)	Annual Cash Incentive (% of Salary)
		Ms. Lee	82%	82%
		Mr. Santarosa	88%	44%
		Mr. Kim	87%	35%
		Mr. Fuhr	86%	30%
		Mr. Park	80%	20%

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Element	Type	2020 Highlights
Long-Term Incentive Awards (Equity)

The CHR Committee, in its discretion, determines equity grants for the NEOs after considering each executive’s performance, previous grant history, stock ownership level, comparison to our peer group, and retention needs.

•  Ms. Lee received a grant of 19,188 shares of restricted stock in 2020, which will vest in equal installments over three years beginning on the first anniversary of the date of grant. Ms. Lee also received a grant of 23,937 shares of performance-based restricted stock unit that will vest at the end of the three-year performance period based on the Company’s Total Shareholder Return (“TSR”) performance relative to companies in the KBW Regional Banking Index for the three-year performance period. No shares will be issued unless the Company’s TSR is positioned at or above the 35th percentile for the three-year performance period.

•  Mr. Santarosa did not receive any equity awards in 2020 beyond a year of service award of 34 shares of stock, which is offered to all full-time employees upon completion of a certain years of service milestone.

•  In 2020, Mr. Kim, Mr. Fuhr and Mr. Park received grants of 2,000, 3,000 and 1,200 shares of restricted stock, respectively. Shares vest in equal installments over three years beginning on the first anniversary of the date of grant.

•  Mr. Fuhr also received a year of service award of 34 shares of stock, which is offered to all full-time employees upon completion of a certain years of service milestone.

Good Governance

The Company is committed to pay for performance and sound compensation and governance practices, including the following:

•	A clawback policy applicable to all executive officers which was adopted in 2018.

•	Stock ownership guidelines established for the CEO and CFO.

•	No excise tax gross-up payments.

•	No dividends are accrued or paid on unvested shares of performance-based awards.

•	No hedging or pledging transactions.

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EXECUTIVE COMPENSATION

•

A focus on variable compensation, evidenced by the fact that variable, performance-based compensation comprises a majority of our CEO’s pay. The target pay mix for our CEO and other NEOs, on average, is shown in the charts below. Target pay mix includes 2020 salary, 2020 Annual Incentive Plan target, and the grant date fair value of equity awards granted in 2020.

Compensation Objective and Philosophy

The CHR Committee uses competitive compensation data from the annual total compensation study of peer companies to inform its decisions about overall compensation opportunities and specific compensation elements. Additionally, the CHR Committee uses multiple reference points when establishing targeted compensation levels. The CHR Committee does not benchmark specific compensation elements or total compensation to any specific percentile relative to the peer companies or the broader market. Instead, the CHR Committee applies judgment and discretion in establishing targeted pay levels, taking into account not only competitive market data, but also factors such as Company, business and individual performance, scope of responsibility, critical needs and skill sets, leadership potential and succession planning. All decisions are made in consideration of the key goal of aligning executive pay and performance.

The policies and underlying philosophy governing the Company’s executive compensation program, as endorsed by the CHR Committee and the Board of Directors, are designed to accomplish the following:

•	Maintain a compensation program that is equitable in a competitive marketplace.

•	Provide opportunities that integrate pay with the Company’s annual and long-term performance goals.

•	Align NEO compensation with the Company’s performance.

•	Manage the risk profile of the Company by aligning risk mitigation within the performance of individual and Company-wide goals.

•	Encourage achievement of strategic objectives and the creation of shareholder value.

•	Recognize and reward individual initiative and achievements while managing risk.

•	Maintain an appropriate balance between base salary and short- and long-term incentive opportunities.

•	Allow the Company to compete for, retain and motivate talented executives critical to its success, consistent with its compensation philosophy.

•

Allow the Company to effectively engage institutional shareholders. Hanmi values our shareholders and works to have open two-way communication on all matters of importance. We proactively seek out our shareholders’ opinions, as appropriate.

•

Establish bonus and equity plans subject to “clawback” in the event of material inaccurate financial statements or materially inaccurate performance metric criteria resulting in the payment of excess incentive compensation.

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•	Foster an ownership culture among the chief executive officer, chief financial officer and the directors through minimum stock ownership guidelines.

Compensation Determination Process

Role of CHR Committee

The CHR Committee is responsible for the creation, implementation, and administration of the overall compensation program for the CEO and other senior executive officers. The CHR Committee takes into consideration the recommendations of the CEO for executive officers other than the CEO, as well as considering and making recommendations concerning compensation, benefit plans, and implementation of sound personnel policies and practices Company wide. The CHR Committee has the following responsibilities:

•	Review the overall human resource development and compensation strategy for the CEO, executive officers, and directors.

•	Lead the Board in its annual review of executive management’s performance.

•	Evaluate CEO performance, set annual goals and evaluate total compensation.

•	Evaluate compensation recommendations from the CEO for other NEOs.

•	Evaluate the annual executive incentive compensation plan in light of participation, goals and budgetary considerations.

•	Review broad-based incentive compensation plans to ensure compliance with regulations and laws.

•	Administer the Company’s long-term incentive program.

The CHR Committee approves compensation for all NEOs other than the CEO. The CHR Committee discloses all compensation decisions related to the CEO to the full Board of Directors. The full Board has ultimate responsibility for determining the compensation of our CEO, after considering the recommendation from the CHR Committee.

Role of Compensation Consultant

In 2020, the CHR Committee retained the services of McLagan, which is part of the Rewards Solutions practice at Aon plc, to provide executive compensation consulting services. McLagan helped facilitate the executive officer compensation process, including the creation of a compensation peer group for comparing our NEOs’ compensation to the market. McLagan reported directly to the CHR Committee, who has the authority, in its sole discretion, to retain any adviser to assist in the performance of its duties or to terminate any advisor to the CHRC Committee. The CHR Committee determined that McLagan is independent and that there is no conflict of interest resulting from retaining McLagan during 2020 after taking into account the factors set forth in the SEC rules.

Role of Management

Management assists the CHR Committee in recommending agenda items for its meetings and by gathering and producing information for these meetings. The CEO and other executive officers may participate in CHR Committee meetings to provide background information and other requested items, but are not present during the voting or discussions of their own compensation. The CEO provides recommendations to the CHR Committee for the other NEOs regarding compensation, performance goals, and other employment-related matters, such as hiring, promotions, terminations or severance payments. The CHR Committee considers the CEO’s recommendations, but retains authority to approve or recommend to the Board of Directors compensation decisions to be approved.

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EXECUTIVE COMPENSATION

Peer Group

In May 2020, the CHR Committee worked with McLagan to construct a peer group of banking companies with assets at the time of selection generally between $2.5 and $11.0 billion that have similar business models and that are likely to compete with Hanmi for executive talent. The peer group was modified from 2019 to reflect peer asset size changes and acquisitions. The following changes were made to the 2020 peer group: PCB Bancorp was added even though it is a smaller company as it completed its IPO in 2018 and is a frequent competitor in our marketplace; Legacy Texas Financial Group Inc. and Opus Bank were removed as they were acquired; Pacific Premier Bancorp was removed as its merger and acquisition activity resulted in it no longer being an appropriate peer; and Axos Financial Inc. was removed due to its business model and relocation to Nevada. Although the decisions regarding the compensation levels are guided by the information provided from the peer group and market survey data, the CHR Committee does not commit to setting our executive pay levels at any particular percentile of the peer group. The CHR Committee also takes into account the prevailing economic environment, individual performance, experience and the current financial condition of Hanmi. The 2020 peer group was as follows

Allegiance Bancshares Inc.	Meridian Bancorp Inc.
Banc of California Inc.	National Bank Holdings Corp.
Bank of Marin Bancorp	PCB Bancorp
Central Pacific Financial Corp	Preferred Bank
Century Bancorp Inc.	RBB Bancorp
CVB Financial Corp.	Sierra Bancorp
First Financial Bankshares	Southside Bancshares Inc.
First Foundation Inc.	TriCo Bancshares
Heritage Commerce Corp	Triumph Bancorp Inc.
Heritage Financial Corp.	Westamerica Bancorp
Lakeland Bancorp

2020 Pay Components and Compensation Decisions

Base Salary

Annual base salaries are the fixed portion of our NEOs’ cash compensation and are intended to reward the day-to-day aspects of their roles and responsibilities and to reflect the value that they bring to the Company. Our NEOs’ annual salaries are established after taking into account several factors including the executive’s experience, responsibilities, management abilities, job performance and market compensation information. The CHR Committee believes that the 2020 base salaries of Hanmi’s NEOs are competitive with companies of similar size, including those in the peer group.

Pay adjustments, if any, are generally made annually, after reviewing overall Company performance, individual performance and the affordability of the increases. Due to the impact of the COVID-19 pandemic on our business, the CHR Committee decided not to increase the base salaries in 2020 for any of the NEOs. The table below shows the NEOs’ annual base salaries in 2019 and 2020.

Name	Title	2019 Base Salary	Increase Percentage	2020 Base Salary

Bonita I. Lee	President & CEO	$525,000	0%	$525,000

Romolo C. Santarosa	Sr. EVP & CFO	$400,000	0%	$400,000

Anthony Kim(1)	EVP & CBO	—	—	$267,157

Matthew D. Fuhr	EVP & CCAO	$266,508	0%	$266,508

Min Park	EVP & CCRO	$231,188	0%	$231,188

(1)

Mr. Kim was not a Named Executive Officer in 2019; however, like all of our Executive Vice Presidents, Mr. Kim did not receive an increase in his base salary in 2020 so his base salary was the same in 2019 and 2020.

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Short-Term Cash Incentives

In accordance with Hanmi’s compensation philosophy, a significant portion of the compensation of our NEOs is performance-based and payable only if pre-established Company and individual performance objectives are achieved. For each NEO, target bonuses are stated as a percentage of annual base salary. For 2020, the annual cash incentive was scheduled to be adopted in March 2020. However, due to the onset of the COVID-19 pandemic and the significant impact of the pandemic on our business, the CHR Committee decided to postpone the implementation of the annual cash incentive until July 2020 to allow for time to assess appropriate performance metrics, weightings, and targets that were informed by an analysis of the potential impact of the pandemic on the operations of the Company. The target annual bonus payable to Ms. Lee, our CEO, is 100% of her annual base salary with the annual payout capped at the target level per the terms of her employment agreement. The target annual bonuses payable to the other NEOs for 2020 performance were, as a percentage of their respective annual base salary, as follows: Mr. Santarosa – 50%, Mr. Kim – 40%, Mr. Fuhr – 35%, and Mr. Park – 25%.

The CHR Committee reviews performance against pre-established financial and non-financial goals on an annual basis to determine the short-term cash incentive compensation of our NEOs. Awards under the AIP are substantially based on formulaic scorecard results across weighted performance measure categories. The CHR Committee reviewed and approved scorecards for each NEO to be used for 2020 performance, which are summarized in the tables below. Payments under the annual incentive plan are contingent upon the achievement of pre-established goals relating to objective Company financial metrics for all NEOs, and upon the goals specific to each NEO’s area of responsibility. Each of the metrics has an assigned weight and, for 2020, the CHR Committee established threshold, target, and maximum performance levels for each of the Company financial metrics.

In 2020, the CHR Committee also established a threshold payout of 50% of each NEO’s target opportunity upon attaining a threshold level of all the metrics, a target payout of 100% upon attaining 100% of the target level of all the metrics, and a maximum payout of 150% of the target opportunity upon attaining certain maximum performance levels. Payouts are interpolated on a straight-line basis for achievement for a particular performance metric between these three levels of performance. As discussed below, the CHR Committee made certain COVID-19 adjustments to account for the specific impacts of the pandemic, both positive and negative, and capped payouts for all NEOs under the annual incentive plan at target levels.

The measurements in the AIP for all NEOs are based on the approved 2020 budget in the strategic plan. For 2020, all NEOs were allocated certain weightings of three corporate financial measures: return on average assets (“ROAA”), non-performing assets to total assets ratio (“NPA/Total Assets”), and efficiency ratio. Due to the uncertainty of the COVID-19 pandemic, all AIPs reflected an understanding that the CHR Committee would review the corporate goals in light of pandemic specific impacts to Allowance for Credit Losses (“ACL”) and NPAs. The financial results for 2020 were impacted by various non-recurring items, including Current Expected Credit Losses (“CECL”) model-driven provisioning and the COVID-19 pandemic. The CHR Committee excluded the benefit of the security gains, the estimated impact on credit loss provisions arising from the COVID-19 pandemic as well as nonperforming loans identified as having experienced specific downgrades attributed to the COVID-19 pandemic. The Committee made adjustments that capped all AIP payouts at target even if performance results for any of the metrics exceeded target levels.

	Performance Goals			Actual Result	Actual Result as % of Target	Adjusted Result (excluding Security Gains)	Adjusted Result as % of Target
Metric	Threshold	Target	Maximum

ROAA	0.78%	0.97%	1.07%	0.72%	74%	0.88%	91%

NPA/Assets	1.38%	1.15%	0.92%	1.38%	80%	0.90%	122%*

Efficiency Ratio	65.89%	59.90%	56.90%	53.57%	112%	57.16%	105%*

*	While adjusted results fell between Target and Maximum, total AIP payouts were capped at Target.

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EXECUTIVE COMPENSATION

Each of the NEOs also had additional objective metrics to reflect each individual’s specific area of control and responsibility, while retaining accountability for overall Company profitability, risk management and regulatory compliance. The AIP was designed to allow for objective goal measurement while also allowing for the exercise of judgment by the CHR Committee and the Board of Directors. If an NEO has met the requirements for a specific goal, the NEO is given 100% credit for the weighting of a particular category. However, if a category is met at the minimum expected level, the NEO is given 50% credit for the weighting of a particular category; if a category is met at the maximum expected level, the NEO is given 150% credit for the weighting of such a category. Achievement between threshold and target is interpolated on a straight-line basis. The Committee determined that significant additional positive results were achieved in 2020 that warranted recognition, including successfully managing the safety and health of the Company’s employees and customers in response to the COVID-19 pandemic, navigating the effects of the pandemic on the Company’s business plan and its human capital management strategy, and successfully leading the PPP loan program. However, due to the Company’s goal to further align payouts with the Company’s overall financial results, the CHR Committee reduced the achievement percentage for the discretionary component of the AIP for each of the NEOs by 50%.

Performance measures, weightings, target award opportunities, and results for each NEO are summarized in the tables below.

Bonita Lee – President & Chief Executive Officer

		Performance Goals

	Weight	Threshold	Target	Maximum	Actual	Achievement %

ROAA	25%	0.78%	0.97%	1.07%	0.88%(1)	19.20%

NPA/Assets	15%	1.38%	1.15%	0.92%	0.90%(2)	15%

Efficiency Ratio	15%	65.89%	59.90%	56.90%	57.16%(3)	15%

Strategic Plan / Project	20%	Based on completion of strategic plan business initiatives			See footnote (4)	20%

Discretionary	25%	Discretionarily assessed based on personal performance factors.			See footnote (4)	12.5%

Eligible Salary						$525,000

Target % of Salary						100%

% Achieved						81.7%

Payout % of Base Salary						81.7%

Actual Payout						$428,930

(1)	Actual ROAA of 0.72% has been adjusted by excluding securities gains and the estimated impact on credit loss expense arising from the COVID-19 pandemic.

(2)	Actual NPA to Assets of 1.70% has been adjusted by excluding specific loans whose downgrade was attributed to the COVID-19 pandemic.

(3)	Actual Efficiency ratio of 53.57% has been adjusted to 57.16% by excluding securities gains.

(4)

In its evaluation of Ms. Lee’s performance, the CHR Committee based achievement of the strategic plan/project metric on Ms. Lee’s successful management of PPP efforts, including funding of 3,064 loans totaling $309 million and earning $11 million of fee income on these loans. The Bank offered informational training to interested groups and reached out to various communities to assist with PPP and forgiveness. The discretionary metric achievement is based on Ms. Lee’s management of the Company during the COVID-19 pandemic.

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Romolo Santarosa – Senior EVP & Chief Financial Officer

		Performance Goals

	Weight	Threshold	Target	Maximum	Actual	Achievement %

ROAA	20%	0.78%	0.97%	1.07%	0.88% (1)	15.36%

NPA/Assets	15%	1.38%	1.15%	0.92%	0.90% (2)	15%

Efficiency Ratio	15%	65.89%	59.90%	56.90%	57.16% (3)	15%

Strategic Plan / Project	40%	Based on completion of strategic plan business initiatives			See footnote (4)	38%

Discretionary	10%	Discretionarily assessed based on personal performance factors.			See footnote (4)	5%

Eligible Salary						$400,000

Target % of Salary						50%

% Achieved						88%

Payout % of Base Salary						44.18%

Actual Payout						$176,722

(1)	Actual ROAA of 0.72% has been adjusted by excluding securities gains and the estimated impact on credit loss expense arising from the COVID-19 pandemic.

(2)	Actual NPA to Assets of 1.70% has been adjusted by excluding specific loans whose downgrade was attributed to the COVID-19 pandemic.

(3)	Actual Efficiency ratio of 53.57% has been adjusted to 57.16% by excluding securities gains.

(4)

In its evaluation of Mr. Santarosa’s performance, the CHR Committee based achievement of the strategic plan / project metric on the completion of ten identified 2020-2023 strategic plan business initiatives (weighted 20%) and COVID-19 Crisis Management of earnings, liquidity and capital (weighted 20%). The CHR Committee based achievement of the discretionary component on the improved performance of operations, IT management of the remote work efforts, and the procurement support for the protection of employees and customers.

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EXECUTIVE COMPENSATION

Anthony Kim – EVP & Chief Banking Officer

		Performance Goals

	Weight	Threshold	Target	Maximum	Actual	Achievement %

ROAA	10%	0.78%	0.97%	1.07%	0.88%(1)	7.68%

NPA/Assets	10%	1.38%	1.15%	0.92%	0.90%(2)	10%

Efficiency Ratio	10%	65.89%	59.90%	56.90%	57.16%(3)	10%

Total Loans	10%	~$2.7B	~$3.6B	~$4B	~$3.8B	10%

Total Deposits	5%	~$3.1B	~$4.1B	~$4.5	~$4.7B	5%

Noninterest-bearing Deposits	5%	~$990.9M	~$1.3B	~$1.5B	~$1.8B	5%

Income Budget	10%	~$41M	~$54.7M	~$60.2M	~$61M	10%

Risk Management	20%	Based on factors related to regulatoryand external audit reviews			See footnote (4)	19.71%

Discretionary	20%	Discretionarily assessed based on personal performance factors			See footnote (5)	10%

Eligible Salary						$267,157

Target % of Salary						40%

% Achieved						87%

Payout % of Base Salary						34.96%

Actual Payout						$93,388

(1)	Actual ROAA of 0.72% has been adjusted by excluding securities gains and the estimated impact on credit loss expense arising from the COVID-19 pandemic.

(2)	Actual NPA to Assets of 1.70% has been adjusted by excluding specific loans whose downgrade was attributed to the COVID-19 pandemic.

(3)	Actual Efficiency ratio of 53.57% has been adjusted by excluding securities gains.

(4)	In its evaluation of Mr. Kim’s performance, the CHR Committee based achievement related to success of regulatory and audit initiatives reflective of sound risk management practices in lending.

(5)

In its evaluation of Mr. Kim’s performance, the CHR Committee based achievement on Mr. Kim managing branches successfully through the COVID-19 pandemic without interruption, successfully managing the loan portfolio and management of the PPP loan program.

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Matthew Fuhr – EVP & Chief Credit Administration Officer

		Performance Goals

	Weight	Threshold	Target	Maximum	Actual	Achievement %

ROAA	10%	0.78%	0.97%	1.07%	0.88%(1)	7.68%

NPA/Assets	15%	1.38%	1.15%	0.92%	0.90%(2)	10%

Efficiency Ratio	10%	65.89%	59.90%	56.90%	57.16%(3)	15%

Risk Management	40%	Based on factors related to regulatory and audit initiatives			See footnote (4)	38.5%

Strategic Plan / Project	10%	Based on implementation of enhanced express loan and leasing processes			See footnote (5)	7.5%

Discretionary	15%	Discretionarily assessed based on personal performance factors			See footnote (6)	7.5%

Eligible Salary						$266,508

Target % of Salary						35%

% Achieved						86%

Payout % of Base Salary						30.16%

Actual Payout						$80,387

(1)	Actual ROAA of 0.72% has been adjusted by excluding securities gains and the estimated impact on credit loss expense arising from the COVID-19 pandemic.

(2)	Actual NPA to Assets of 1.70% has been adjusted by excluding specific loans whose downgrade was attributed to the COVID-19 pandemic.

(3)	Actual Efficiency ratio of 53.57% has been adjusted to 57.16% by excluding securities gains.

(4)

In its evaluation of Mr. Fuhr’s performance, the CHR Committee based achievement on Mr. Fuhr developing enhanced credit policies and procedures and the successful portfolio management of COVID-19 related issues.

(5)	In its evaluation of Mr. Fuhr’s performance, the CHR Committee based achievement on Mr. Fuhr successfully implementing new enhanced credit administration systems.

(6)	In its evaluation of Mr. Fuhr’ s performance, CHR Committee based achievement on enhanced reporting, procedures and management of the impacts as a result of COVID-19.

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EXECUTIVE COMPENSATION

Min Park – EVP & Chief Credit Risk Officer

		Performance Goals

	Weight	Threshold	Target	Maximum	Actual	Achievement %

ROAA	10%	0.78%	0.97%	1.07%	0.88%(1)	7.68%

NPA/Assets	10%	1.38%	1.15%	0.92%	0.90%(2)	10%

Efficiency Ratio	10%	65.89%	59.90%	56.90%	57.16%(3)	10%

Operations	15%	Based on enhancements to internal controls and effective loan review management			See footnote (4)	13%

Strategic Plan	15%	Based on factors related to regulatory and audit initiatives including work completed on CECL initiative			See footnote (5)	15%

Risk Management	30%	Based on satisfactory internal control and conditions management			See footnote (6)	20%

Discretionary	10%	Discretionarily assessed based on personal performance factors			See footnote (7)	4%

Eligible Salary						$231,188

Target % of Salary						25%

% Achieved						80%

Payout % of Base Salary						19.92%

Actual Payout						$46,053

(1)	Actual ROAA of 0.72% has been adjusted by excluding securities gains and the estimated impact on credit loss expense arising from the COVID-19 pandemic.

(2)	Actual NPA to Assets of 1.70% has been adjusted by excluding specific loans whose downgrade was attributed to the COVID-19 pandemic.

(3)	Actual Efficiency ratio of 53.57% has been adjusted to 57.16% by excluding securities gains.

(4)	In its evaluation of Mr. Park’s performance, the CHR Committee based achievement on successfully implementing an enhanced loan review process.

(5)	In its evaluation of Mr. Park’s performance, the CHR Committee based achievement on work completed on regulatory and audit initiatives, including successfully implementing and managing the CECL model.

(6)

In its evaluation of Mr. Park’s performance, the CHR Committee based achievement on implementing, managing and maintaining satisfactory internal controls in 2020 in the face of challenges from COVID-19.

(7)	In its evaluation of Mr. Park’s performance, the CHR Committee based achievement on successfully leading the internal management committee to address the pressures of COVID-19 volatility.

Long-Term Incentives

Long-term incentive awards, such as stock options, restricted stock and performance stock units, are the third key component of our NEOs’ total compensation. The CHR Committee believes employee stock ownership is significant for our NEOs, thereby aligning the interests of employees and stockholders. The CHR Committee also believes equity-based compensation complements the short-term cash incentive compensation and helps balance short-term decisions with long-term outcomes. This compensation approach limits an executive’s ability to reap short-term gains at the expense of Hanmi’s long-term success. This is also an important tool in retaining NEOs.

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EXECUTIVE COMPENSATION

In 2013, the stockholders approved the Hanmi Financial Corporation 2013 Equity Compensation Plan (the “2013 Plan”). The CHR Committee approves all equity award grants and acts as an administrator of the 2013 Plan. The Company does not have a policy or an exact formula regarding the allocation of compensation between cash and equity compensation; rather, the size, timing and other material terms of the long-term incentive awards for our NEOs are made at the discretion of the CHR Committee. Factors considered by the CHR Committee include each executive’s performance, previous grant history and stock ownership level, comparison to our peer group, and retention needs. All full-time employees of Hanmi are eligible to receive year of service awards in the form of stock once they achieve certain years of service milestones. In 2020, Mr. Santarosa and Mr. Fuhr both hit these milestones and were granted shares with a targeted value of $300. These shares vest immediately upon grant. Four of the NEOs received additional equity grants in 2020, as described below.

2020 Time-Based Restricted Stock Grants

•

On August 5, 2020, the CHR Committee granted 19,188 shares of restricted stock to Ms. Lee, at which time our closing price was $9.85 per share. The shares vest in equal annual installments over three years beginning on the first anniversary of the date of grant.

•

On June 25, 2020, the CHR Committee granted 2,000, 3,000 and 1,200 restricted shares to Mr. Kim, Mr. Fuhr and Mr. Park, respectively, at which time our closing price was $9.33 per share. The shares vest in equal annual installments over three years beginning on the first anniversary of the date of grant.

•

The award size for these NEOs was determined based in part on existing equity ownership levels, a review of past grant sizes, competitive market practices, contributions to Hanmi’s performance results, retention considerations and ownership levels of similarly situated executives at the Company.

2020 Performance-Based Restricted Stock Units Granted to Ms. Lee

•	On August 5, 2020, the CHR Committee granted 23,937 shares of performance-based restricted stock units to Ms. Lee.

•

The performance-based restricted stock units will vest at the end of the three-year performance period based on the Company’s TSR performance relative to companies in the KBW Regional Banking Index for the three-year performance period. No shares will be issued and the award will be forfeited if the Company’s TSR is positioned at or below the 35th percentile for the three-year performance period.

•

At the 35th percentile TSR achievement (threshold) for the three-year performance period, 50% of the units granted will be earned. At the 50th percentile TSR achievement (target) for the three-year performance period, 100% of the units granted will be earned. At the 75th percentile TSR achievement (maximum) for the three-year performance period, 150% of the units granted will be earned. Performance between the 35th and 50th percentiles and between the 50th and 75th percentiles for the three-year performance period will be determined by linear interpolation.

•

If the Company’s absolute TSR for the performance period is a negative number (without regard to the TSR of the KBW Index), then irrespective of the Company’s relative TSR to the KBW Index, the number of units earned and shares issued will be capped at the Target level.

•	The following chart outlines the Company’s potential level of achievement and associated earning of units and issuance of shares for the three-year performance period.

Company TSR Percent Rank vs. KBW Index	Percent of Total Number Earned and Vested

Below 35th Percentile	0%

35th Percentile	50%

50th Percentile	100%

75th Percentile	150%

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EXECUTIVE COMPENSATION

2018 Performance Restricted Stock Grant to Mr. Santarosa

On February 28, 2018, the CHR Committee granted Mr. Santarosa a performance-based restricted stock grant consisting of 32,680 shares intended to cover a four-year period. The grant provided for annual vesting of a maximum of 25% of the shares in each of 2018, 2019, 2020 and 2021, provided the Company’s TSR performance relative to companies in the KBW Index for each respective year was at or above the 50th percentile. To the extent that the performance requirements were not met for any given year, the percentage of unearned shares applicable to that year are forfeited.

The following chart outlines the Company’s level of achievement and associated vesting of shares for each year of the four-year period.

	Company TSR Percent Rank vs. KBW Index	Percent of Total Number of Shares Earned and Vested

2018 Results	Below 50th	0%

2019 Results	Below 50th	0%

2020 Results	Below 50th	0%

2021 Results	[dependent on future performance]

Additional Compensation Elements

Employment Agreements

In 2020, the Company entered into amended and restated employment agreements with Ms. Lee and Mr. Santarosa. These agreements set forth each individual’s base salary, bonus compensation, equity compensation granted in connection with their promotions and employee benefits, as well as providing them with the opportunity to receive certain post-employment payments and benefits, including acceleration of equity awards, in the case of certain involuntary terminations of employment without cause or resignations for good reason. The agreements also reconfirm the agreements previously entered into prohibiting them from recruiting or soliciting our employees or disclosing our confidential information or business practices.

Post-Employment Compensation

Our post-employment compensation arrangements are designed to provide reasonable compensation to Ms. Lee and Mr. Santarosa if they are terminated by us without cause or in connection with a change in control. Further, we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing executive officer to sign a separation and release agreement acceptable to us as a condition to receiving post-employment compensation payments or benefits.

Our CHR Committee and the Board of Directors do not consider specific amounts payable under these post-employment compensation arrangements when establishing annual compensation. It does believe, however, that these arrangements are necessary to offer compensation packages that are competitive.

Pursuant to the terms of the 2013 Plan, all time-based equity awards granted to any participant automatically vest upon the occurrence of a change in control.

All other executives are employed “at-will,” and Hanmi does not provide any right to additional payments or benefits in the event of a termination of employment or a change in control of Hanmi.

Executive Perquisites

Our NEOs receive the following benefits in addition to their other compensation: cellular phone allowance, automobile allowance, gas allowance, wellness benefit and gift cards for the holidays or graduation of a dependent. Mr. Santarosa receives a membership to an athletic and a social club. Ms. Lee also receives or

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EXECUTIVE COMPENSATION

is entitled to receive a membership to a country club, company-provided welfare benefits, a car allowance, a cell phone allowance, additional term life insurance and an allowance for continuing professional education. These benefits are detailed in the Summary Compensation Table.

Broad-Based Benefits Programs

Our NEOs participate in the benefit programs that are available to all full-time employees. These benefits include health, dental, vision, life insurance, short-term and long-term disability insurance, healthcare reimbursement accounts, paid vacation, 401(k) plan matching contributions, and a year of service award consisting of a grant of fully-vested shares of Company stock upon achieving certain years of service milestones with the Company.

Other Compensation Considerations

Pledging and Hedging Policies

None of the executive officers, directors, employees, consultants and contractors of the Company who receive or have access to material nonpublic information may directly or indirectly engage in short sales, hedging, share lending, or the purchase or sale of any type of derivatives including but not limited to options, warrants, puts, calls, cash settled or other swaps or synthetic securities or any other similar instruments involving Company securities. Directors and Senior Vice Presidents and above are also prohibited from holding Company securities in a margin account or pledging Company securities as security for a loan.

Clawback Policy

The Company has implemented a clawback policy consistent with the requirements of Section 304 of the Sarbanes-Oxley Act which mandates the recovery of incentive awards that would not have otherwise been paid in the event we are required to restate our financial statements due to non-compliance with any financial reporting requirements as a result of misconduct. In that case, the CEO and CFO must reimburse the Company for: (1) any bonus or other incentive, or equity-based compensation received during the 12 months following the first public issuance or filing with the SEC (whichever first occurs) of the non-complying document; and (2) any profits realized from the sale of our securities during those 12 months.

We also maintain a more broad-based clawback policy that applies to all executive officers. The policy survives and remains in force following an executive officer’s termination of employment. Under the Company’s clawback policy, the Company will clawback any cash or equity incentive compensation payments or awards to the extent such payments or awards were made or determined during the one-year period preceding the date on which the Company determines it has materially inaccurate financial statements or any other materially inaccurate performance metric criteria and the amount of incentive compensation, as calculated under the restated financial results, is less than the amount actually paid or awarded under the original financial results (i.e., the “excess incentive compensation”). The policy provides that the clawback could be effected through any of the following methods: reimbursement of the pre-tax amount of the excess incentive compensation, cancellation of outstanding equity awards that constitute excess incentive compensation or reimbursement of any gains realized in the exercise of stock options, vesting of or open market sales of restricted stock, restricted stock units or other equity awards granted that are attributable to the excess incentive compensation.

Stock Ownership Guidelines

The CHR Committee adopted the following stock ownership guidelines for the CEO and CFO. The CEO is required to hold shares of the Company’s common stock valued at five times (5x) her base salary and the CFO is required to hold shares of the Company’s common stock valued at one and one-half times (1.5x) his base salary. This goal must be obtained within five years from April 25, 2018, the date the guidelines were approved by the CHR Committee, or from their first day in their respective role, whichever is later. Once the

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EXECUTIVE COMPENSATION

guidelines are met, if the stock price decreases, the executive will not be required to acquire additional shares. Until the stock ownership guidelines are met, the executive will be required to retain at least fifty percent (50%) of the shares granted to him or her by the Company (50% of the shares granted may be used to satisfy tax withholding requirements). Mr. Santarosa is in compliance with the stock ownership guidelines, while Ms. Lee, who was promoted to the position of CEO during 2019, has five years from the time of her promotion to acquire an amount of Company common stock equal to five times (5x) her base salary.

Compensation Policy Risk Assessment

The CHR Committee reviews the compensation of our NEOs, as well as the overall compensation practices for the organization. Performance incentive programs and annual salary adjustments are reviewed and approved by the CHR Committee for all NEOs, with the exception of the CEO, whose compensation is reviewed and approved by the CHR Committee and subsequently presented to our full Board for ratification. An important aspect of the review is an assessment of whether the programs encourage our NEOs or any other employee of Hanmi to take unacceptable risk, in the short or long term.

Upon due consideration of these items, the CHR Committee believes that the Company’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on its business or operations.

TAX DEDUCTABILITY OF EXECUTIVE OFFICER COMPENSATION

Under Section 162(m) of the Internal Revenue Code of 1986 (the “Code”), as amended by the Tax Cuts and Jobs Act enacted on December 22, 2017 (the “Tax Act”), publicly traded companies are subject to limits on the deductibility of executive compensation. Deductible compensation is limited to $1 million per year for each “covered employee,” defined as the public company’s principal executive officer, principal financial officer and three additional highest compensated officers during any taxable year of the company beginning after December 31, 2017. For tax years prior to January 1, 2018, compensation that was considered “qualified performance-based compensation” was exempt from this limit. The Tax Act provides “grandfathered” treatment for certain compensation in excess of the $1 million deductibility limitation, including compensation that is “qualified performance-based compensation” within the meaning of Section 162(m) prior to the Tax Act, if payable pursuant to a written binding contract in effect as of November 2, 2017 that is not modified in any material respect thereafter. Our stock option grants (and other performance-vesting equity grants) made prior to November 2, 2017 are intended to qualify as qualified performance-based compensation that is exempt from the deductibility limitation under Section 162(m).

Prior to January 1, 2018, the CHR Committee considered the impact of Section 162(m) in determining the appropriate pay mix and compensation levels for our NEOs. Now that the qualified performance-based compensation exception is generally no longer available, the CHR Committee may determine to award compensation that exceeds the deductibility limit under 162(m) or otherwise pay non-deductible compensation when it believes that other considerations outweigh the tax deductibility of compensation.

COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT

The CHR Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the CHR Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation and Human Resources Committee of the Board

Christie K. Chu (Chairperson)

Harry H. Chung

Scott R. Diehl

David L. Rosenblum

Michael M. Yang

Gideon Yu

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EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table summarizes the total compensation paid to or earned by each of the NEOs for the years ended December 31, 2020, 2019, and 2018.

Name and Principal Position	Year	Salary ($) (2)	Stock Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	All Other Compensation ($) (5)	Total ($)

Bonita I. Lee President & CEO	2020	545,192	419,994	428,930	69,499	1,463,615
	2019	477,404	525,011	352,065	65,144	1,419,624

	2018	388,923	294	—	54,594	443,811

Romolo C. Santarosa Sr. EVP & CFO	2020	415,385	309	176,722	47,880	640,296
	2019	362,308	400,020	134,120	47,659	944,107

	2018	327,692	491,834	—	41,455	860,981

Anthony Kim(1) EVP & CBO	2020	277,432	18,660	93,388	33,834	423,314

Matthew D. Fuhr EVP & CCAO	2020	276,758	28,299	80,387	32,967	418,411
	2019	264,862	65,010	48,963	31,746	410,580

	2018	256,851	92,250	—	32,379	381,480

Min Park EVP & CCRO	2020	240,080	11,196	46,053	32,440	329,769
	2019	229,760	40,324	41,175	29,421	340,680

(1)	Mr. Kim became a named executive officer in 2020.

(2)	The amounts shown in this column represent salaries earned during the fiscal year shown. Each fiscal year contains 26 bi-weekly pay dates except for the fiscal year 2020 which included 27.

(3)

Amounts in this column represent the aggregate grant date fair value of stock awards for the year indicated in accordance with FASB ASC Topic 718. The grant date fair value of time-based restricted stock awards is calculated using the closing market price of our common stock on the grant date. The per-share grant date fair value for performance-based restricted stock granted to Ms. Lee in 2020 and Mr. Santarosa in 2018 with a market-based performance condition (TSR) was estimated based on the use of a Monte Carlo valuation methodology and the probable outcome of the achievement of the performance conditions as determined in accordance with FASB Topic 718, which resulted in a per-share grant date fair value of $9.65 for Ms. Lee’s award and a per-share grant date fair value of $15.05 for Mr. Santarosa’s award. The maximum grant date fair value for Ms. Lee’s performance based stock units is 150% of Target. For additional information on the valuation assumptions for these grants, see Note 15 (Share-based Compensation) to our Consolidated Financial Statements included in our Form 10-K for the year-ended December 31, 2020.

(4)

Amounts in this column represent the performance-based cash bonuses earned under the AIP during the year indicated. For a more complete description of the bonuses earned by the NEOs for 2020, see Compensation Discussion and Analysis – Short-Term Cash Incentive Compensation and Grants of Plan-Based Awards.

(5)	2020 All Other Compensation consists of the following:

Name	401(k) Employer Contributions ($)	Perquisites & Other Benefits ($) (1)

Bonita I. Lee	17,100	52,399

Romolo C. Santarosa	17,100	37,550

Anthony Kim	17,100	16,734

Matthew D. Fuhr	17,100	15,867

Min Park	16,875	15,565

(1)

Perquisites consist of auto allowance for the NEOs, which totaled $35,585 for Ms. Lee and $26,220 for Mr. Santarosa, holiday gift cards, country club dues, athletic club dues, social club dues, gas card, Company provided welfare benefits for Ms. Lee, and cell phone. Unless specified, none of these perquisites individually exceeded $25,000 in value.

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EXECUTIVE COMPENSATION

GRANTS OF PLAN-BASED AWARDS

The following table provides information concerning plan-based awards granted or awarded during 2020 to each of the NEOs.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock and Option Awards ($) (4)
Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Bonita I. Lee	Annual lncentive Plan		262,500	525,000	—

	Time-Based Restricted Stock	8/5/2020							19,188	189,002

	Performance-Based Restricted Stock Units	8/5/2020				11,969	23,937	35,906		230,992

Romolo C. Santarosa	Annual Incentive Plan		100,000	200,000	250,000

	Years of Service Milestone Restricted Stock	7/1/2020							34	309

Anthony Kim	Annual Incentive Plan		53,431	106,863	138,921

	Time-Based Restricted Stock	6/25/2020							2,000	18,660

Matthew D. Fuhr	Annual Incentive Plan		46,639	93,278	109,601

	Time-Based Restricted Stock	6/25/2020							3,000	27,990

	Years of Service Milestone Restricted Stock	7/1/2020							34	309

Min Park	Annual Incentive Plan		28,899	57,797	66,467

	Time-Based Restricted Stock	6/25/2020							1,200	11,196

(1)

The Annual Incentive Plan provides a cash payout based on performance. The amounts disclosed in these columns reflect the threshold, target and maximum annual cash incentive opportunities for NEOs in 2020. The amount of the annual cash incentive opportunity depends on the base salary of the NEO for the year and the achievement of certain pre-determined performance measures. Threshold performance results in a payout at 50% of target, target performance results in a payout of 100% of target, and maximum payout for all NEOs except for the CEO is 150% of target. The CEO’s maximum payout under the Annual Incentive Plan is 100% of target. Linear interpolation is used to determine the applicable payout amount between the threshold and target and, for the NEOs except the CEO, between the target and maximum. See the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table for actual 2020 bonuses paid.

(2)

Amounts in these columns represent the award of performance based restricted stock granted to Ms. Lee. The indicated threshold, target and maximum amounts correspond to the number of shares that would be earned if threshold, target and maximum targets, respectively, were achieved, with 50% of the units being earned assuming the threshold performance level is achieved, 100% of the units being earned if the target level is achieved, and 150% of the units being earned if the maximum level is achieved (with linear interpolation between performance levels). For more information on the 2020 Performance Restricted Stock awards, see Compensation Discussion and Analysis – Long Term Incentives section above.

(3)	Amounts disclosed in this column reflect the number of restricted stock awards granted to our NEOs in 2020.

(4)

Amounts in this column represent the grant date fair values of stock awards granted to our NEOs in accordance with FASB ASC Topic 718. The grant date fair value of the restricted stock awards is calculated using the closing market price of our common stock on the grant date. The per-share grant date fair value for the performance based restricted stock units granted to Ms. Lee in 2020 with market-based conditions (TSR) is estimated based on the use of a Monte Carlo valuation methodology and the probable outcome of the achievement of the performance conditions as determined in accordance with FASB ASC Topic 718 which resulted in a per-share grant date fair value of $9.65. The grant date fair value for the performance based restricted stock units reflects the value if Target is achieved. For additional information on the valuation assumptions, see Note 15 (Share-based Compensation) to our Consolidated Financial Statements included in our Form 10-K for the year-ended December 31, 2020.

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EMPLOYMENT AGREEMENTS

Ms. Lee February 2020 Amended and Restated Employment Agreement

In February 2020, the Company entered into an amended and restated employment agreement with Ms. Lee (the “Lee Employment Agreement”), to clarify the terms of her annual bonus and change in control cash severance payment. The Lee Employment Agreement supersedes and replaces the employment agreement between the Company and Ms. Lee, dated as of April 2, 2019. The terms of her employment agreement are described below.

•

TERM: The Lee Employment Agreement provides for a term that commences on February 19, 2020 and ends on May 6, 2022 (unless earlier terminated by either party), subject to automatic renewal for successive one-year periods unless either party provides notice of non-renewal prior to the expiration of the then-current term.

•

COMPENSATION: The annual base salary for Ms. Lee is $525,000, which may be increased, but not decreased, in the sole discretion of the Board. Under the terms of her employment agreement, Ms. Lee is eligible to receive an annual cash bonus capped at 100% of her annual base salary. Ms. Lee’s annual cash bonus is generally dependent on the attainment of certain financial goals set by the CHR Committee. Under the Lee Employment Agreement, Ms. Lee is entitled to participate in employee benefit plans for which she may be eligible and will receive certain perquisites, including a monthly automobile allowance of $3,000, payment of country club dues, Company-provided welfare benefits, including but not limited to medical, dental, vision and life insurance coverage, $25,000 per year for continuing professional education and 20 days of paid vacation annually. In addition, the Lee Employment Agreement provides Ms. Lee with term life insurance coverage of up to $1,000,000, or such lesser amount as can be purchased for an annual premium of $25,000, during the term of the Lee Employment Agreement. In addition, as the new Chief Executive Officer, Ms. Lee received, on the effective date of the employment agreement, a time-based restricted stock grant equal to approximately $525,000 that will vest in approximately three equal annual installments beginning on the first anniversary date of the grant, provided Ms. Lee remains employed by the Company in such position on each anniversary date.

•

TERMINATION WITHOUT CAUSE OR FOR GOOD REASON: The Lee Employment Agreement provides that if Ms. Lee’s employment is terminated either by the Company without “cause” or by her for “good reason,” in either case, other than within 18 months following a “change in control,” and subject to Ms. Lee’s execution of a general release of claims, Ms. Lee will be entitled to receive the following severance payments and benefits: (i) continued payment of her then-current annual base salary for 12 months following the date of termination, (ii) a lump-sum payment equal to the pro-rated portion of her prior year’s annual bonus based on the number of days worked during the year of termination, (iii) accelerated vesting of that portion of any unvested time-based equity awards held by Ms. Lee that would have vested if Ms. Lee’s employment had continued for one year following the date of termination, and (iv) continued health insurance benefits at the Company’s expense under COBRA for up to 18 months.

•

TERMINATION IN CONNECTION WITH A CHANGE IN CONTROL: If, within 18 months following a change in control, Ms. Lee’s employment with the Company is terminated either by the Company without cause or by her for good reason, and subject to Ms. Lee’s execution of a general release of claims, Ms. Lee will be entitled to receive the following severance payments and benefits: (i) a lump sum payment equal to two and one-half times the sum of her then-current annual base salary and the greater of her then-average annual bonus earned over the prior three consecutive calendar years or her then-target annual bonus (which is at “target” under the AIP), and (ii) continued health insurance benefits at the Company’s expense under COBRA for up to 18 months.

•

TERMINATION DUE TO DEATH OR DISABILITY: If Ms. Lee’s employment terminates due to her death or disability, then she or her estate, as applicable, will be entitled to receive a lump-sum payment equal to the pro-rated portion of her prior year’s annual bonus based on the number of days worked during the year of termination.

•

CHANGE IN CONTROL: In the event of a change in control of the Company, Ms. Lee’s time-based equity awards will fully vest and performance-based equity awards will be treated in accordance with the terms of the applicable award agreements.

•	In the event of Ms. Lee’s termination for any of the reasons set forth above, Ms. Lee’s performance-based equity awards will be treated in accordance with the terms of the applicable award agreements.

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EXECUTIVE COMPENSATION

•

RESTRICTIVE COVENANTS: Ms. Lee remains subject to the confidentiality, non-solicitation and other covenants included in her restrictive covenant agreements with the Company and the non-disparagement covenant set forth in the Lee Employment Agreement. If any payments or benefits provided to Ms. Lee in connection with a change in control are subject to excise taxes as a result of the application of Sections 280G and 4999 of the Internal Revenue Code, such payments and benefits will be reduced so that no excise tax is payable, but only if this reduction results in a more favorable after-tax position for her.

Mr. Santarosa February 2020 Amended and Restated Employment Agreement

In February 2020, the Company entered into an amended employment agreement with Senior Executive Vice President and CFO, Romolo C. Santarosa to clarify the change in control cash severance payment. The amended agreement, which superseded and replaced his employment agreement entered into in July 2019. The terms of the amended agreement are described below.

•

TERM: The agreement provides for a term commencing on February 26, 2020 and ending on May 6, 2022 (unless earlier terminated by either party), subject to automatic renewal for successive one-year periods unless either party provides notice of non-renewal prior to the expiration of the then-current term.

•

COMPENSATION: The annual base salary of Mr. Santarosa is $400,000, and may be increased, but not decreased (except in limited circumstances set forth in the employment agreement) by the Board, based on the recommendation of the CHR Committee. Mr. Santarosa is also entitled to participate in employee benefit plans for which he may be eligible and fringe benefits to which the Company’s senior executives are entitled. In addition, Mr. Santarosa received, on the effective date of the employment agreement, a time-based restricted stock grant equal to approximately $400,000 that will vest in approximately three equal annual installments beginning on the first anniversary of the date of grant, provided Mr. Santarosa remains employed by the Company in such position on each anniversary date.

•

TERMINATION WITHOUT CAUSE OR FOR GOOD REASON: The employment agreement provides that if Mr. Santarosa’s employment is terminated either by the Company without “cause” or by him for “good reason,” in either case, other than within 18 months following a “change in control,” and subject to Mr. Santarosa’s execution of a general release of claims, Mr. Santarosa will be entitled to receive the following severance payments and benefits: (i) continued payment of his then-current annual base salary for 12 months following the date of termination, (ii) a lump-sum payment equal to the pro-rated portion of his prior year’s annual bonus based on the number of days worked during the year of termination, (iii) accelerated vesting of unvested time-based equity awards held by Mr. Santarosa that would have vested if Mr. Santarosa’s employment had continued for one year following the date of termination, and (iv) continued health insurance benefits at the Company’s expense under COBRA for up to 18 months.

•

TERMINATION IN CONNECTION WITH A CHANGE IN CONTROL: If, within 18 months following a change in control, Mr. Santarosa’s employment with the Company is terminated either by the Company without cause or by Mr. Santarosa for good reason, and subject to Mr. Santarosa execution of a general release of claims, he will be entitled to receive the following severance payments and benefits: (i) a lump sum payment equal to two times the sum of his then-current annual base salary and the greater of his then-average annual bonus earned over the prior two consecutive calendar years or his then-target annual bonus, and (ii) continued health insurance benefits at the Company’s expense under COBRA for up to 18 months.

•

TERMINATION DUE TO DEATH OR DISABILITY: If Mr. Santarosa’s employment terminates due to his death or disability, then he or his estate, as applicable, will be entitled to receive a lump-sum payment equal to the pro- rated portion of his prior year’s annual bonus based on the number of days worked during the year of termination.

•

CHANGE IN CONTROL: In the event of a change in control of the Company, Mr. Santarosa’s time-based equity awards will fully vest and performance-based equity awards will be treated in accordance with the terms of the applicable award agreements.

•

In the event of Mr. Santarosa’s termination for any of the reasons set forth above, Mr. Santarosa’s performancebased equity awards will be treated in accordance with the terms of the applicable award agreements.

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•

RESTRICTIVE COVENANTS: Mr. Santarosa also remains subject to the confidentiality, non-solicitation and other covenants included in his restrictive covenant agreement with the Company and the non-disparagement covenant set forth in his employment agreement. In addition, if any payments or benefits provided to Mr. Santarosa in connection with a change in control are subject to excise taxes as a result of the application of Sections 280G and 4999 of the Internal Revenue Code, such payments and benefits will be reduced so that no excise tax is payable, but only if this reduction results in a more favorable after-tax position for the executive.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table provides information relating to outstanding equity awards held by NEOs as of December 31, 2020.

	Option Awards				Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units of Stock That Have Not Vested (#)		Market Value of Shares of Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(1)

Bonita I. Lee	50,000	—	16.43	8/28/2023

					14,645	(2)	166,074

					19,188	(3)	217,592

								11,969	(4)	135,723

Romolo C.	25,000	—	23.31	6/8/2025						326,800

Santarosa					12,002	(5)	136,103

								4,085	(6)	46,324

Anthony Kim	15,000	—	22.25	4/23/2024

					934	(7)	10,592

					4,020	(8)	45,587

					2,000	(9)	22,680

Matthew D. Fuhr	3,000	—	24.83	6/22/2025

					1,000	(10)	11,340

					1,518	(11)	17,214

					3,000	(12)	34,020

Min Park	3,000	—	20.64	8/1/2024

					667	(13)	7,564

					934	(14)	10,592

					1,200	(15)	13,608

(1)	Amount calculated using the closing stock price of $11.34 as of December 31, 2020.

(2)	On May 3, 2019, Ms. Lee was granted 21,967 shares of restricted stock which vest ratably over three years beginning on the first anniversary of the date of grant.

(3)	On August 5, 2020, Ms. Lee was granted 19,188 shares of restricted stock which vest ratably over three years beginning on the first anniversary of the date of grant.

(4)

On August 5, 2020, Ms. Lee was granted performance-based restricted stock units that may vest subject to the Company’s TSR performance relative to companies in the KBW Index at the end of the three-year performance period. Amounts shown are the number of shares that would be earned and vested if the threshold level of performance is met for the three-year performance period.

Annual Meeting Proxy Statement 2021	41

EXECUTIVE COMPENSATION

(5)	On July 8, 2019, Mr. Santarosa was granted 17,914 shares of restricted stock which vest ratably over three years beginning on the first anniversary of the date of grant.

(6)

On February 28, 2018, Mr. Santarosa was awarded performance restricted stock that may vest on an annual basis of up to 25% for each of 2018, 2019, 2020 and 2021, subject to the Company’s TSR performance relative to companies in the KBW Index for each respective year. Amounts shown are the number of shares that would be earned if the threshold level of performance is met for the 2021 fiscal year. Under the plan design, no shares can be earned beyond the target level for each year. In March 2021, the CHR Committee certified the level of achievement of this award below threshold for the Company’s 2020 fiscal year, resulting in 25% of the total number of shares originally granted in 2018 being forfeited.

(7)	On May 23, 2019, Mr. Kim was granted 1,868 shares of restricted stock which vest ratably over two years beginning on the first anniversary of the date of grant.

(8)	On June 3, 2019, Mr. Kim was granted 6,000 shares of restricted stock which vest ratably over three years beginning on the first anniversary of the date of grant.

(9)	On June 25, 2020, Mr. Kim was granted 2,000 shares of restricted stock which vest ratably over three years beginning on the first anniversary of the date of grant.

(10)	On March 29, 2018, Mr. Fuhr was granted 3,000 shares of restricted stock which vest ratably over three years beginning on the first anniversary of the date of grant.

(11)	On May 23, 2019, Mr. Fuhr was granted 3,035 shares of restricted stock which vest ratably over two years beginning on the first anniversary of the date of grant.

(12)	On June 25, 2020, Mr. Fuhr was granted 3,000 shares of restricted stock which vest ratably over three years beginning on the first anniversary of the date of grant.

(13)	On March 29, 2018, Mr. Park was granted 2,000 shares of restricted stock which vest ratably over three years beginning on the first anniversary of the date of grant.

(14)	On May 23, 2019, Mr. Park was granted 1,868 shares of restricted stock which vest ratably over two years beginning on the first anniversary of the date of grant.

(15)	On June 25, 2020, Mr. Park granted 1,200 shares of restricted stock which vest ratably over three years beginning on the first anniversary of the date of grant.

OPTION EXERCISES AND STOCK VESTED

The following table shows information as of December 31, 2020, for the NEOs concerning the vesting of restricted stock awards during 2020. No stock options were exercised by the NEOs in 2020.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)

Bonita I. Lee	7,322	75,709

Romolo C. Santarosa	5,912	55,987

	3,333	30,600

	34	309

Anthony Kim	934	8,116

	1,980	18,869

	2,000	35,680

Matthew D. Fuhr	1,000	10,560

	1,517	13,183

	3,333	35,200

	34	309

Min Park	667	7,040

	934	8,116

(1)

“Value Realized on Vesting” is determined by multiplying the number of shares of stock by the market value of the underlying shares on the vesting date or if the vesting date occurred on a weekend, the trading day immediately prior to the vesting date.

42	Annual Meeting Proxy Statement 2021

EXECUTIVE COMPENSATION

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL

Our NEOs may be entitled to certain payments and benefits in the event of a qualifying termination of employment and/or change in control.

Employment and Severance Agreements. Ms. Lee’s and Mr. Santarosa’s employment agreements provide for certain severance pay and benefits upon a qualifying termination of employment, including in connection with a change in control, in addition to accelerated vesting of certain equity awards upon a change in control. For additional information, see Employment Agreements section above.

2020 Performance Based Restricted Stock Unit Grant. In the event that a change in control of the Company occurs during Ms. Lee’s service, the shares of performance-based stock units will vest on the date of the change in control based on actual achievement of the performance goals measured through the date of the change in control, and any units that do not become vested based on the actual performance through the date of the change in control will be forfeited. If Ms. Lee’s employment is terminated by the Company without cause or by the executive for good reason (as those terms are defined under the terms of the award agreement), the performance-based restricted stock units will vest on the date of termination based on actual achievement of the performance goals measured through the date of termination, and any units that do not become vested based on the actual performance through the date of the change in control will be forfeited.

2018 Performance Restricted Stock Grant. If a change in control of the Company occurs during Mr. Santarosa’s service, up to 25% of the shares of restricted stock eligible to vest in that year will vest on the date of the change in control based on actual achievement of the performance measures measured through the date of the change in control, and any shares applicable to future periods not yet commenced will be forfeited. If Mr. Santarosa’s employment is terminated by the Company without cause or by the executive for good reason (as those terms are defined under the terms of the awards), up to 25% of the shares of restricted stock eligible to vest in that year will vest on the date of termination based on actual achievement of the performance goals measured through the date of termination, and any shares applicable to future periods not yet commenced will be forfeited.

Other Equity Awards. All equity awards, other than the performance-based awards (as described above) will automatically vest upon the occurrence of a change in control pursuant to the terms of the 2013 Plan and the Company’s 2007 Equity Compensation Plan.

Voluntary Termination and Termination for Cause. Upon voluntary termination or termination by the Company for cause NEOs would forfeit all unvested equity and are not eligible to receive any termination- related compensation, except payments for services performed or benefits already accrued.

Annual Meeting Proxy Statement 2021	43

EXECUTIVE COMPENSATION

The table below sets forth for each of the NEOs the amount of the severance payments and benefits and the accelerated vesting of equity awards that the NEOs would have been entitled to upon various change in control and termination of employment events as described above, assuming that a change in control and/or termination of employment occurred on December 31, 2020.

Name	Cash Severance ($)		Accelerated Vesting of Restricted Stock ($)(1)(2)	Health and Welfare Benefits ($)	Total ($)

Bonita I. Lee(3)

Involuntary Termination (other than For Cause) or for Good Reason	927,901		155,568	48,323	1,131,792

Involuntary Termination in Connection with a Change in Control	2,675,836		—	48,323	2,724,159

Death	352,065	(5)	—	—	402,901

Disability	352,065	(5)	—	—	402,901

Change in Control	—		383,666	—	383,666

Romolo C. Santarosa(4)

Involuntary Termination (other than For Cause) or for Good Reason	568,358		68,051	—	636,409

Involuntary Termination in Connection with a Change in Control	1,234,238		—	—	1,234,238

Death	134,120	(5)	—	—	168,358

Disability	134,120	(5)	—	—	168,358

Change in Control	—		136,103	—	136,103

Anthony Kim

Involuntary Termination (other than For Cause) or for Good Reason	—		—	—	—

Involuntary Termination in Connection with a Change in Control	—		—	—	—

Death	—		—	—	—

Disability	—		—	—	—

Change in Control	—		78,858	—	78,858

Matthew D. Fuhr

Involuntary Termination (other than For Cause) or for Good Reason	—		—	—	—

Involuntary Termination in Connection with a Change in Control	—		—	—	—

Death	—		—	—	—

Disability	—		—	—	—

Change in Control	—		62,574	—	62,574

Min Park

Involuntary Termination (other than For Cause) or for Good Reason	—		—	—	—

Involuntary Termination in Connection with a Change in Control	—		—	—	—

Death	—		—	—	—

Disability	—		—	—	—

Change in Control	—		31,763	—	31,763

(1)

The amount shown is equal to the number of shares of time-based restricted stock that would accelerate vesting upon a change in control or termination of employment (as applicable), multiplied by $11.34, the closing price of our common stock on December 31, 2020.

44	Annual Meeting Proxy Statement 2021

EXECUTIVE COMPENSATION

(2)

As described above, the performance-based awards held by Ms. Lee and Mr. Santarosa are eligible to vest as a result of a termination without cause or resignation for good reason or upon a change in control based on actual achievement of the performance goal measured through the employment termination date or change in control. The performance-based awards held by Ms. Lee and Mr. Santarosa would be forfeited based on actual achievement of the performance measures through December 31, 2020.

(3)	Ms. Lee’s February 2020 employment agreement provides for payment of certain benefits in the event of various termination scenarios.

—

Termination Without Cause or For Good Reason: Ms. Lee is entitled to payment of her then current base salary for one year (which is $525,000), accrued but unused vacation, the pro-rated portion of her prior year’s bonus (which was $352,065) based on the number of days worked during the year of termination, vesting of her time-based equity awards as if her employment had continued for one year following the actual termination date, and reimbursement for COBRA payments for a period of 18 months.

—

Termination in Connection with a Change in Control: If Ms. Lee’s employment is terminated by us without cause or by her for good reason, in either case, within 18 months of a change in control, she is entitled to receive a lump-sum payment in an amount equal to two and one half times the sum of (a) her then current base salary and (b) the greater of (i) the average annual bonus earned over the past three calendar years or (ii) her then current year’s target annual bonus, accrued but unused vacation, and reimbursement for COBRA payments for a period of 18 months and accelerated vesting of all time-based shares. If any payments or benefits provided to Ms. Lee in connection with a change in control are subject to excise taxes as a result of the application of Sections 280G and 4999 of the Internal Revenue Code, such payments and benefits will be reduced so that no excise tax is payable, but only if this reduction results in a more favorable after-tax position for her.

(4)	Mr. Santarosa’s employment agreement provides for payment of certain benefits in the event of various termination scenarios.

—

Termination Without Cause or For Good Reason: Mr. Santarosa is entitled to payment of his then current base salary for one year (which is $400,000), the pro-rated portion of his prior year’s bonus based on the number of days worked during the year of termination (which was $134,120), accrued but unused vacation, vesting of his time based equity awards as if his employment had continued for one year following the actual termination date, with performance awards vesting subject to their award agreement terms, and reimbursement for COBRA payments for a period of 18 months.

—

Termination in Connection with a Change in Control: If Mr. Santarosa’s employment is terminated by us without cause or by him for good reason, in either case, within 18 months of a change in control, he is entitled to receive a lump-sum payment in an amount equal to two times the sum of (a) his then current base salary and (b) greater of (i) the average annual bonus earned over the past two calendar years or (ii) his then current year’s target annual bonus, accrued but unused vacation, and reimbursement for COBRA payments for a period of 18 months and accelerated vesting of all time vested shares. If any payments or benefits provided to Mr. Santarosa in connection with a change in control are subject to excise taxes as a result of the application of Sections 280G and 4999 of the Internal Revenue Code, such payments and benefits will be reduced so that no excise tax is payable, but only if this reduction results in a more favorable after-tax position for him.

(5)

Employment agreements for Ms. Lee and Mr. Santarosa provide that, upon death or disability, the Company will pay an amount equal to any accrued but unused vacation and a pro-rated portion of the prior year’s bonus based on the number days worked during the year of termination, which was $352,065 and $134,120, respectively.

Annual Meeting Proxy Statement 2021	45

EXECUTIVE COMPENSATION

CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Act, and Item 402(u) of Regulation S-K, we are providing the following information for 2020:

•	The median of the annual total compensation of all employees of our company (other than our CEO), was $69,113 and

•	The annual total compensation of Ms. Lee, our CEO was $1,463,615.

Based on this information, the ratio for 2020 of the annual total compensation of our CEO to the median of the annual total compensation of all employees is 21 to 1.

We completed the following steps to identify the median of the annual total compensation of all our employees and to determine the annual total compensation of our median employee and CEO:

•	The median employee was identified for 2020 based on the employee population on December 31, 2020, which consisted of all full-time, part-time, temporary, and seasonal employees employed on that date.

•

To find the median of the annual total compensation of our employees (other than our CEO), we used wages from our payroll records as reported to the Internal Revenue Service on Form W-2 for fiscal 2020. In making this determination, we annualized compensation for full-time and part-time permanent employees who were employed on December 31, 2020, but did not work for us the entire year. No full-time equivalent adjustments were made for part-time employees.

•	We identified our median employee using this compensation measure and methodology, which was consistently applied to all our employees included in the calculation.

•

After identifying the median employee, we added together all of the elements of such employee’s compensation for 2020 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $69,113.

With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2020 Summary Compensation Table, which is also in accordance with the requirements of Item 402(c)(2)(x).

46	Annual Meeting Proxy Statement 2021

PROPOSAL NO. 2    NON-BINDING ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION (“SAY-ON-PAY” VOTE)

The Company believes that our overall executive compensation program, as described in this Proxy Statement, is designed to pay for performance and directly aligns the interest of our executive officers with the long-term interests of our stockholders. Our stockholders have the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the SEC’s rules.

VOTING AND EFFECT OF VOTE

Because your vote is advisory, it will not be binding upon the Board. In the event this non-binding proposal is not approved by our stockholders, then such a vote will neither be construed as overruling a decision by our Board or our CHR Committee, nor create or imply any additional fiduciary duty by our Board or our CHR Committee, nor will such a vote be construed to restrict or limit the ability of our stockholders to make proposals for inclusion in proxy materials related to executive compensation. Notwithstanding the foregoing, the Board of Directors and the CHR Committee will consider the non-binding vote of our stockholders on this proposal when reviewing compensation policies and practices in the future.

BOARD RECOMMENDATION

Our overall executive compensation policies and procedures are described in the Compensation Discussion and Analysis and the tabular disclosure regarding NEO compensation (together with the accompanying narrative disclosure) in this Proxy Statement. We believe that going forward, our compensation policies and procedures will continue to be centered on a pay-for-performance culture and are aligned with the long-term interests of our stockholders, as described in the Compensation Discussion and Analysis. The CHR Committee, which is comprised entirely of independent directors, oversees our executive compensation program and continually monitors our policies to ensure that they continue to emphasize programs that reward executives for results that are consistent with stockholder interests.

Stockholders are encouraged to carefully review the Compensation Discussion and Analysis section of this Proxy Statement for a detailed discussion of the Company’s executive compensation program. Our Board and our CHR Committee believe that our commitment to these responsible compensation practices justifies a vote by stockholders “FOR” the following resolution approving the compensation of our executives:

Resolved, that the stockholders of Hanmi Financial Corporation hereby approve the compensation of our Named Executive Officers pursuant to Item 402 of Regulation S-K, as described in the Compensation Discussion and Analysis, the executive compensation tables and narrative discussion contained in the Proxy Statement.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE

NON-BINDING RESOLUTION APPROVING THE COMPENSATION OF THE NAMED EXECUTIVE

OFFICERS

Annual Meeting Proxy Statement 2021	47

PROPOSAL NO. 3    APPROVAL OF THE HANMI FINANCIAL CORPORATION 2021 EQUITY COMPENSATION PLAN

On March 24, 2021, our Board adopted the Hanmi Financial Corporation 2021 Equity Compensation Plan (the “2021 Plan”), which we are seeking approval for at the Annual Meeting. We are submitting the 2021 Plan to our stockholders at this time to replace the Amended and Restated Hanmi Financial Corporation 2013 Equity Compensation Plan (the “2013 Plan”). If the 2021 Plan is not approved by our stockholders, it will not be adopted, and we will continue to operate under the 2013 Plan until the earlier of its expiration or until the issuance of all authorized shares under the 2013 plan, which is expected to occur during 2021. The purpose of the 2021 Plan is to assist the Company and its subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, and consultants who provide services to the Company or its subsidiaries, by enabling such persons to acquire or increase a proprietary interest in the Company to align the interests between such persons and the Company’s stockholders, and providing such persons with incentives to expend their maximum efforts in the creation of stockholder value. If the 2021 Plan is approved by our stockholders, the effective date of the 2021 Plan will be May 26, 2021.

Stockholder approval of the 2021 Plan is required (i) under Nasdaq listing requirements, (ii) to comply with the incentive stock options rules under Section 422 of the Code, and (iii) for the 2021 Plan to be eligible under the “plan lender” exemption from the margin requirements of Regulation U promulgated under the Securities Exchange Act of 1934, as amended.

As of March 31, 2021, the 2013 Plan had 227,617 shares remaining available for issuance. The Company will not grant any additional shares under the 2013 Plan after this date and through the Annual Meeting.

We are seeking to reserve and make available for issuance 1,200,000 shares under the 2021 Plan, which is less than five percent of the shares of the Company’s common stock outstanding as of March 31, 2021.

The 2021 Plan will serve as the successor to the 2013 Plan. Outstanding awards granted under the 2013 Plan will continue to be governed by the terms of the 2013 Plan but no awards may be made under the 2013 Plan after the effective date of the 2021 Plan.

Best Practices

If the 2021 Plan is adopted by our stockholders, we will not make any new grants of awards under the 2013 Plan upon the effectiveness of the 2021 Plan. The 2021 Plan submitted for approval reflects current practices in equity incentive plans that we consider best practices, such as:

•	Independent Oversight. The 2021 Plan will be administered by the CHR Committee, which is comprised of independent members of our Board.

•

Annual Limit on Awards to Directors. The 2021 Plan limits the amount of cash compensation and the value of shares (determined on the date of grant) that may be granted as awards to any non-employee director in any one calendar year to $400,000.

•

No Evergreen Feature. The number of authorized shares under the 2021 Plan is fixed at 1,200,000 shares. The 2021 Plan does not include an “evergreen” feature that would cause the number of authorized shares to automatically increase in future years.

•

Conservative Share Reuse Provision. Shares subject to an award under the 2021 Plan will not be available for reuse if such shares are delivered or withheld to satisfy any tax withholding obligation, or not issued upon the settlement of an award.

•

No Discounted Stock Options or Stock Appreciation Rights. Stock options and stock appreciation rights must have an exercise price equal to or greater than fair market value of our common stock on the date of grant.

•

No Re-Pricing of Stock Options or Stock Appreciation Rights. Re-pricing stock options and stock appreciation rights is prohibited without stockholder approval, including by exchange for cash or a new or different award type.

48	Annual Meeting Proxy Statement 2021

PROPOSAL NO. 3    APPROVAL OF THE HANMI FINANCIAL CORPORATION 2021 EQUITY COMPENSATION PLAN

•

Dividends Subject to Vesting. Dividend payments or dividend equivalent payments on shares subject to outstanding awards other than restricted stock awards may only be distributed upon the vesting of the underlying award.

•

Clawback Policy. All awards under the 2021 Plan will be subject to any applicable law respecting recapture of compensation or the Company’s adopted clawback policy, as may be in effect from time to time.

The following is a summary of certain principal features of the 2021 Plan. This summary is qualified in its entirety by reference to the complete text of the 2021 Plan. Stockholders are urged to read the actual text of the 2021 Plan in its entirety which is set forth as Annex A to this proxy statement.

Shares Available for Awards; Annual Per-Person Limitations

Under the 2021 Plan, the total number of shares of our common stock (the “Shares”) reserved and available for delivery (“Awards”) at any time during the term of the 2021 Plan will be equal to 1,200,000 Shares plus the number of Shares underlying any awards under the Company’s 2007 Equity Compensation Plan, as amended, and the 2013 Plan that are forfeited, canceled or otherwise terminated (other than by exercise or withheld to pay the associated tax liability upon vesting) on or after the effective date will be added back to the Shares available for issuance under the 2021 Plan.

If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject, will, to the extent of such forfeiture, expiration, termination, non-issuance or cash settlement, again be available for delivery with respect to Awards under the 2021 Plan. Shares subject to an Award under the 2021 Plan may not again be made available for issuance under the 2021 Plan if such Shares are: (i) Shares that were subject to a stock-settled stock appreciation right Award and were not issued under the net settlement or net exercise of such stock appreciation right Award, (ii) Shares used to pay the exercise price of an option, (iii) Shares delivered to or withheld by the Company to pay the withholding taxes related to an Award, or (iv) Shares repurchased on the open market with the proceeds of an option exercise.

Substitute Awards will not reduce the Shares authorized for delivery under the 2021 Plan or authorized for delivery to a participant in any period. Additionally, in the event that a company acquired by the Company or any subsidiary or with which the Company or any subsidiary combines has shares available under a pre-existing plan approved by its stockholders, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the 2021 Plan and will not reduce the Shares authorized for delivery under the 2021 Plan; provided, that Awards using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were not employees or directors of the Company or its subsidiaries prior to such acquisition or combination.

The aggregate fair market value of Shares on the date of grant underlying incentive stock options that can be exercisable by any individual for the first time during any year cannot exceed $100,000 (or such other amount as specified in Section 422 of the Code). Any excess will be treated as a non-qualified stock option.

The maximum number of Shares that may be delivered under the 2021 Plan as a result of the exercise of incentive stock options is 1,200,000 Shares, subject to certain adjustments.

The aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any individual, non-employee director for any single calendar will not exceed $400,000; provided, however, that the limitation described in this sentence will be determined without regard to grants of Awards paid to a non-employee director during any period in which such individual was an employee or consultant (other than grants of Awards paid for service in their capacity as a non-employee director).

Annual Meeting Proxy Statement 2021	49

PROPOSAL NO. 3    APPROVAL OF THE HANMI FINANCIAL CORPORATION 2021 EQUITY COMPENSATION PLAN

The CHR Committee is authorized to adjust the limitations on the number of Shares available for issuance under the 2021 Plan (other than the $100,000 limitation described above with respect to incentive stock option awards) and is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) to the extent it deems equitable in the event that a dividend or other distribution (whether in cash, Shares or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Shares so that an adjustment is appropriate. See the sections called “Acceleration of Vesting; Change in Control” and “Other Adjustments” below for a summary of certain additional adjustment provisions of the 2021 Plan.

Eligibility

The persons eligible to receive Awards under the 2021 Plan are the officers, directors, employees and consultants who provide services to the Company or any subsidiary. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), are eligible for purposes of receiving any incentive stock options that are intended to comply with the requirements of Section 422 of the Code (“ISOs”). An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary for purposes of eligibility for participation in the 2021 Plan. As of March 31, 2021, there were 605 individuals eligible to participate in the 2021 Plan.

Administration

The 2021 Plan is to be administered by the CHR Committee of our Board; provided, however, that except as otherwise expressly provided in the 2021 Plan, the independent members of our Board may elect to exercise any power or authority granted to the CHR Committee under the 2021 Plan. Subject to the terms of the 2021 Plan, the CHR Committee is authorized to select eligible persons to receive Awards, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each participant) and the rules and regulations for the administration of the 2021 Plan, construe and interpret the 2021 Plan and Award agreements, correct defects, supply information inadvertently omitted or reconcile inconsistencies therein, and make all other decisions and determinations as the CHR Committee may deem necessary or advisable for the administration of the 2021 Plan. Decisions of the CHR Committee are final, conclusive and binding on all persons or entities, including the Company, any subsidiary or any participant or beneficiary, or any transferee under the 2021 Plan or any other person claiming rights from or through any of the foregoing persons or entities.

Stock Options and Stock Appreciation Rights

The CHR Committee is authorized to grant (i) stock options, including both ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and (ii) stock appreciation rights, entitling the participant to receive the amount by which the fair market value of a Share on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the CHR Committee but may not be less than 100% of the fair market value of a Share on the date the option or stock appreciation right is granted. An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of the Company or any parent company (sometimes referred to as a “10% owner”) will not qualify as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a Share on the date the ISO is granted.

For purposes of the 2021 Plan, the term “fair market value” means the fair market value of Shares, Awards or other property as determined by the CHR Committee or under procedures established by the CHR Committee. Unless otherwise determined by the CHR Committee, the fair market value of a Share as of any given date is the closing sales price per Share as reported on the principal stock exchange or market on

50	Annual Meeting Proxy Statement 2021

PROPOSAL NO. 3    APPROVAL OF THE HANMI FINANCIAL CORPORATION 2021 EQUITY COMPENSATION PLAN

which Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the CHR Committee on the date the Award is authorized by the CHR Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment or service generally are fixed by the CHR Committee, except that no option or stock appreciation right may have a term exceeding ten years, and no ISO granted to a 10% owner (as described above) may have a term exceeding five years (to the extent required by the Code at the time of grant). Methods of exercise and settlement and other terms of options and stock appreciation rights are determined by the CHR Committee. Accordingly, the CHR Committee may permit the exercise price of options awarded under the 2021 Plan to be paid in cash, Shares, other Awards or other property.

The Company may grant stock appreciation rights in tandem with options, which we refer to as “Tandem Stock Appreciation Rights,” under the 2021 Plan. A Tandem Stock Appreciation Right may be granted at the same time as the related option is granted or, for options that are not ISOs, at any time thereafter before exercise or expiration of such option. A Tandem Stock Appreciation Right may only be exercised when the related option would be exercisable and the fair market value of the Shares subject to the related option exceeds the option’s exercise price. Any option related to a Tandem Stock Appreciation Right will no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised and any Tandem Stock Appreciation Right will no longer be exercisable to the extent the related option has been exercised.

Restricted Stock and Restricted Stock Units

The CHR Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of Shares which are subject to such risks of forfeiture and other restrictions as the CHR Committee may impose, including time or performance restrictions or both. A participant granted restricted stock generally has all of the rights of a stockholder of the Company (including voting and dividend rights), unless otherwise determined by the CHR Committee. An Award of restricted stock units confers upon a participant the right to receive Shares or cash equal to the fair market value of the specified number of Shares covered by the restricted stock units at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the CHR Committee may impose. Prior to settlement, an Award of restricted stock units carries no voting or dividend rights or other rights associated with Share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

The CHR Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, Shares, other Awards or other property equal in value to dividends paid on a specific number of Shares or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional Shares, Awards or otherwise as specified by the CHR Committee. If awarded in connection with another Award, dividend equivalents will be subject to the same restrictions as the underlying Award. No dividend equivalents will be paid or accrued on stock options or stock appreciation rights.

Bonus Stock and Awards in Lieu of Cash Obligations

The CHR Committee is authorized to grant Shares as a bonus free of restrictions, or to grant Shares or other Awards in lieu of Company obligations to pay cash under the 2021 Plan or other plans or compensatory arrangements, subject to such terms as the CHR Committee may specify.

Annual Meeting Proxy Statement 2021	51

PROPOSAL NO. 3    APPROVAL OF THE HANMI FINANCIAL CORPORATION 2021 EQUITY COMPENSATION PLAN

Other Stock-Based Awards

The CHR Committee is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to Shares. The CHR Committee determines the terms and conditions of such Awards.

Performance Share Unit Awards

The CHR Committee is authorized to grant performance share unit Awards to participants on terms and conditions established by the CHR Committee. The performance criteria to be achieved during any performance period and the length of the performance period will be determined by the CHR Committee upon the grant of the performance share unit Award. Performance share unit Awards may be valued by reference to a designated number of Shares (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units). Performance share unit Awards may be settled by delivery of cash, Shares or other property, or any combination thereof, as determined by the CHR Committee.

After the end of each performance period, the Committee will determine and certify whether the performance goals have been achieved. In determining the achievement of such performance goals, the Committee may, at the time the performance goals are set, require that those goals be determined by excluding the impact of (i) restructurings, discontinued operations, extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges, (ii) change in accounting standards required by generally accepted accounting principles; or (iii) such other exclusions or adjustments as the Committee specifies at the time the Award is granted.

The Committee may, in its discretion, determine that the amount payable as a performance Award will be reduced from the amount of any potential Award.

Other Terms of Awards

Awards may be settled in the form of cash, Shares, other Awards or other property, in the discretion of the CHR Committee. The CHR Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the CHR Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The CHR Committee is authorized to place cash, Shares or other property in trusts or make other arrangements to provide for payment of the Company’s obligations under the 2021 Plan. The CHR Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any Shares or other property to be distributed will be withheld (or that previously acquired Shares or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2021 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the CHR Committee may, in its discretion, permit transfers, subject to any terms and conditions the CHR Committee may impose pursuant to the express terms of an Award agreement. A beneficiary, transferee, or other person claiming any rights under the 2021 Plan from or through any participant will be subject to all terms and conditions of the 2021 Plan and any Award agreement applicable to such participant, except as otherwise determined by the CHR Committee, and to any additional terms and conditions deemed necessary or appropriate by the CHR Committee.

Awards under the 2021 Plan generally are granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The CHR Committee may, however, grant Awards in exchange for other Awards under the 2021 Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, rights or other awards provided that such exchange will not be deemed a repricing of an option or stock appreciation right.

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PROPOSAL NO. 3    APPROVAL OF THE HANMI FINANCIAL CORPORATION 2021 EQUITY COMPENSATION PLAN

Acceleration of Vesting; Change in Control

In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any “change in control” of the Company as defined in the 2021 Plan, the agreement relating to such transaction and/or the CHR Committee may provide for: (i) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (ii) the assumption or substitution for outstanding Awards by the surviving entity or its parent or subsidiary pursuant to the provisions contained in the 2021 Plan, (iii) acceleration of vesting and accelerated expiration of the outstanding Awards, or (iv) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such. The foregoing actions may be taken without the consent or agreement of a participant in the 2021 Plan and without any requirement that all such participants be treated consistently.

Other Adjustments

The CHR Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (i) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or any business unit, or the financial statements of the Company or any subsidiary, (ii) in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or (iii) in view of the CHR Committee’s assessment of the business strategy of the Company, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a participant, and any other circumstances deemed relevant.

With respect to an outstanding stock option granted under the 2021 Plan, the CHR Committee will not be permitted to (i) lower the exercise price per Share purchasable under an outstanding stock option after such stock option is granted, (ii) cancel an outstanding stock option when the exercise price per Share exceeds the fair market value of a Share in exchange for another Award (other than in connection with substitute awards), (iii) offer to purchase an outstanding stock option, at any time when the exercise price per Share exceeds the fair market value of a Share, for a payment in cash in substitution for or upon cancellation of such stock option previously granted, or (iv) take any other action with respect to an outstanding stock option that may be treated as a repricing under the applicable rules of Nasdaq, without approval of the Company’s stockholders.

Furthermore, with respect to an outstanding stock appreciation right granted under the 2021 Plan, the CHR Committee will not be permitted to (i) lower the grant price of an outstanding stock appreciation right after it is granted, (ii) cancel an outstanding stock appreciation right when the grant price of such stock appreciation right exceeds the fair market value of a Share in exchange for another Award (other than in connection with substitute awards), (iii) offer to purchase an outstanding stock appreciation right, at any time when the grant price of such stock appreciation right exceeds the fair market value of a Share, for a payment in cash in substitution for or upon cancellation of such stock appreciation right previously granted, or (iv) take any other action with respect to an outstanding stock appreciation right that may be treated as a repricing under the applicable rules of Nasdaq, without approval of the Company’s stockholders.

Clawback of Benefits

The Company may (i) cause the cancellation of any Award, (ii) require reimbursement of any Award by a participant or beneficiary, and (iii) effect any other right of recoupment of equity or other compensation provided under the 2021 Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law, which we refer to each as a “clawback policy.” In addition, a participant may be required to repay to the Company certain previously paid compensation, whether provided under the 2021 Plan or an Award agreement or otherwise, in accordance with any clawback policy. By accepting an Award, a participant is also agreeing to be bound by any existing or future clawback policy adopted by the Company, or any amendments that may from time to time be made to the clawback policy in the future by the Company in its discretion (including without limitation any clawback policy adopted or amended to comply with applicable laws or stock

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PROPOSAL NO. 3    APPROVAL OF THE HANMI FINANCIAL CORPORATION 2021 EQUITY COMPENSATION PLAN

exchange requirements) and is further agreeing that all of the participant’s Award agreements may be unilaterally amended by the Company, without the participant’s consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any clawback policy.

Amendment and Termination

Our Board may amend, alter, suspend, discontinue or terminate the 2021 Plan or the CHR Committee’s authority to grant Awards without the consent of stockholders or participants or beneficiaries, except that stockholder approval must be obtained for any amendment or alteration if such approval is required under the 2021 Plan or the rules of any stock exchange or quotation system on which Shares may then be listed or quoted or by law or regulation; provided that, except as otherwise permitted by the 2021 Plan or an Award agreement, without the consent of an affected participant, no such Board action may materially and adversely affect the rights of such participant under the terms of any previously granted and outstanding Award. The CHR Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the 2021 Plan; provided that, except as otherwise permitted by the 2021 Plan or Award agreement, without the consent of an affected participant, no such CHR Committee or Board action may materially and adversely affect the rights of such participant under terms of such Award. The 2021 Plan will terminate at the earliest of (i) such time as no Shares remain available for issuance under the 2021 Plan, (ii) termination of the 2021 Plan by our Board, or (iii) the tenth anniversary of the effective date of the 2021 Plan. Awards outstanding upon expiration of the 2021 Plan will remain in effect until they have been exercised or terminated, or have expired.

Federal Income Tax Consequences of Awards

The 2021 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

An optionee generally is not taxed upon the grant of a nonqualified stock option granted under the 2021 Plan. On exercise of a nonqualified stock option granted under the 2021 Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the Shares acquired on exercise of the option over the exercise price. If the optionee is an employee of the Company or a subsidiary, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those Shares will be equal to their fair market value on the date of exercise of the option, and his or her holding period for those Shares will begin on that date.

If an optionee pays for Shares on exercise of an option by delivering Shares, the optionee will not recognize gain or loss on the Shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash. If a separate identifiable stock certificate or other indicia of ownership is issued for that number of Shares equal to the number of Shares delivered on exercise of the option, the optionee’s tax basis in the Shares represented by that certificate or other indicia of ownership will be equal to his or her tax basis in the Shares delivered, and his or her holding period for those Shares will include his or her holding period for the Shares delivered. The optionee’s tax basis and holding period for the additional Shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

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PROPOSAL NO. 3    APPROVAL OF THE HANMI FINANCIAL CORPORATION 2021 EQUITY COMPENSATION PLAN

Incentive Stock Options

Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a Share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that Share and the holder’s tax basis in that Share will be long-term capital gain or loss.

If an optionee disposes of a Share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the Share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the Share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the Share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the Share exceeds one year.

An optionee who exercises an ISO by delivering Shares acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those Shares is treated as making a Disqualifying Disposition of those Shares. This rule prevents “pyramiding” or the exercise of an ISO (that is, exercising an ISO for one Share and using that Share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a Share acquired by the exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the Share in the year in which the option is exercised, there will be no adjustment with respect to that Share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a Share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that Share for alternative minimum tax purposes in the year the option is exercised.

The Company is not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a Share acquired on exercise of an ISO after the Required Holding Period. However, if there is a Disqualifying Disposition of a Share, the Company generally is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Awards

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the Shares are received equal to the excess, if any, of the fair market value of the Shares received over any amount paid by the recipient in exchange for the Shares. If, however, the Shares are not vested when they are received under the 2021 Plan (for example, if the recipient is required to work for a period of time in order to have the right to sell the Shares), the recipient generally will not recognize income until the Shares become vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the Shares on the date they become vested over any amount paid by the recipient in exchange for the Shares. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the Award, to recognize ordinary compensation income, as of the date the recipient receives the Award, equal to the excess, if any, of the fair market value of the Shares on the date the Award is granted over any amount paid by the recipient in exchange for the Shares.

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PROPOSAL NO. 3    APPROVAL OF THE HANMI FINANCIAL CORPORATION 2021 EQUITY COMPENSATION PLAN

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of Shares acquired as Awards will be the amount paid for the Shares plus any ordinary income recognized either when the Shares are received or when the Shares become vested. Upon the disposition of any Shares received as a Share Award under the 2021 Plan, the difference between the sales price and the recipient’s basis in the Shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the Shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the recipient, provided that amount constitutes an ordinary and necessary business expense for the Company, is reasonable in amount, and is not precluded by the deduction limitations imposed by Section 162(m) of the Code, and either the recipient includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Appreciation Rights

The Company may grant stock appreciation rights, separate from any other Award, which we refer to as Stand-Alone Stock Appreciation Rights, or Tandem Stock Appreciation Rights, under the 2021 Plan. Generally, the recipient of a Stand-Alone Stock Appreciation Right will not recognize any taxable income at the time the Stand-Alone Stock Appreciation Right is granted.

With respect to Stand-Alone Stock Appreciation Rights, if the recipient receives the appreciation inherent in the stock appreciation rights in cash, the cash will be taxable as ordinary income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the stock appreciation rights in Shares, the recipient will recognize ordinary income equal to the excess of the fair market value of the Shares on the day they are received over any amounts paid by the recipient for the Shares.

With respect to Tandem Stock Appreciation Rights, if the recipient elects to surrender the underlying option in exchange for cash or Shares equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone Stock Appreciation Rights. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for Federal tax purposes measured by the excess of the then fair market value of the Shares over the exercise price.

In general, there will be no Federal income tax deduction allowed to the Company upon the grant or termination of Stand-Alone Stock Appreciation Rights or Tandem Stock Appreciation Rights. Upon the exercise of either a Stand-Alone Stock Appreciation Right or a Tandem Stock Appreciation Right, however, the Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents

Generally, the recipient of a dividend equivalent award will recognize ordinary income at the time the dividend equivalent award is received equal to the fair market value of the amount received. The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 409A of the Code

The 2021 Plan is intended to comply with Section 409A of the Code to the extent that such section would apply to any Award under the 2021 Plan. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is granted an Award that is deemed to be deferred compensation, such

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PROPOSAL NO. 3    APPROVAL OF THE HANMI FINANCIAL CORPORATION 2021 EQUITY COMPENSATION PLAN

as a grant of restricted stock units that does not qualify for an exemption from Section 409A of the Code, and does not comply with Section 409A of the Code, could be subject to taxation on the Award as soon as the Award is no longer subject to a substantial risk of forfeiture (even if the Award is not exercisable) and an additional 20% tax (and a further additional tax based upon an amount of interest determined under Section 409A of the Code) on the value of the Award.

Importance of Consulting Tax Adviser

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his or her tax adviser as to the Federal, state, local, foreign and other tax consequences of the grant or exercise of an Award or the disposition of Shares acquired as a result of an Award.

Market Value

As of March 31, 2021, the per share closing sale price of the Company’s common stock on Nasdaq was $19.73.

New Plan Benefits

Because the grant of awards under the 2021 Plan is within the discretion of the CHR Committee, and possibly subject to various performance factors which cannot, as yet, be determined, we cannot determine the dollar value or number of Awards that will in the future be received by or allocated to any participant in the 2021 Plan. No individual awards have been granted to any employee or director under the 2021 Plan that are contingent on the approval of the Company’s stockholders. For information regarding awards issued to the Company’s named executive officers during 2020, please see the 2020 Summary Compensation Table in the Executive Compensation section of this proxy statement.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth the total number of shares available for issuance under the Company’s equity compensation plans as of December 31, 2020:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (2)

Equity compensation plans approved by security holders	161,844	$19.59	227,617

Equity compensation plans not approved by security holders	—	—	—

Total equity compensation plans	161,844	$19.59	227,617

(1)	The weighted-average exercise price includes all outstanding stock options but does not include performance based restricted stock units which do not have an exercise price.

(2)	This figure reflects the performance based restricted stock units if Maximum is achieved.

BOARD RECOMMENDATION

The Board considers approval of the 2021 Plan to be in the best interests of Hanmi and our stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE

APPROVAL OF THE HANMI FINANCIAL CORPORATION 2021 EQUITY COMPENSATION PLAN

Annual Meeting Proxy Statement 2021	57

PROPOSAL NO. 4    RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking our stockholders to ratify the appointment by the Audit Committee of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Crowe LLP has advised us that it has no direct or indirect financial interest in us. Representatives of Crowe LLP are expected to be available at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

VOTING AND EFFECT OF VOTE

Under applicable SEC regulations, the selection of our independent registered public accounting firm is solely the responsibility of the Audit Committee. Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Crowe LLP as the Company’s independent registered public accounting firm. However, we are submitting the selection of Crowe LLP to our stockholders for ratification to obtain our stockholders’ views. If our stockholders fail to ratify the selection of Crowe LLP, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection of Crowe LLP is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our and our stockholders’ best interests.

BOARD RECOMMENDATION

The Board considers the selection of Crowe LLP as our independent registered public accounting firm to be in the best interests of Hanmi and our stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE

RATIFICATION OF THE APPOINTMENT OF CROWE LLP AS OUR INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021

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AUDIT AND NON-AUDIT FEES

FEE INFORMATION

The following table sets forth information regarding the aggregate fees billed for professional services rendered by Crowe LLP for 2020 and 2019:

	2020	2019

Audit Fees(1)	$1,475,000	$1,814,000

Audit-Related Fees(2)	$20,000	$—

Tax Fees	$—	$—

All Other Fees	$—	$—

TOTAL	$1,495,000	$1,814,000

(1)

Includes fees billed for the integrated audit of our annual consolidated financial statements and internal control over financial reporting, for the reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-Q, and for compliance with the Federal Deposit Insurance Corporation Improvement Act.

(2)	Fees relate to review of and consents issued by Crowe for the Form S-3 registration statement.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has established “Pre-Approval Policies and Procedures” for independent auditor services. Any proposed services not pre-approved or exceeding pre-approved cost levels require specific pre-approval by the Audit Committee. The Audit Committee may not delegate to management its responsibilities to pre-approve services performed by the independent auditor; however, the Audit Committee may delegate pre-approval authority to one or more of its members.

In 2020, the Audit Committee Chairperson was permitted to approve fees up to $50,000 with the requirement that any pre-approved decisions be reported to the Audit Committee at its next scheduled meeting. All services provided by the independent auditors were pre-approved in accordance with the Audit Committee’s pre-approval requirements.

CHANGE IN ACCOUNTANTS

On June 26, 2019, Hanmi, following approval by the Audit Committee of the Company’s Board of Directors, dismissed KPMG LLP as the Company’s independent registered public accounting firm.

The audit reports of KPMG LLP on the consolidated financial statements of the Company as of and for each of the fiscal years ended December 31, 2018 and December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended December 31, 2018 and December 31, 2017 and during the subsequent interim period from January 1, 2019 through June 26, 2019, there were (i) no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to KPMG LLP’s satisfaction, would have caused KPMG LLP to make reference to the subject matter of the disagreement in connection with its reports, and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission.

On July 2, 2019, the Audit Committee of the Board of Directors of Hanmi engaged Crowe LLP (“Crowe”) as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

During the fiscal years ended December 31, 2018 and December 31, 2017 and during the subsequent interim period from January 1, 2019 through July 2, 2019, the Company consulted with Crowe on the following services, all of which were all delivered in 2018:

•	Consulting services related to compliance with the Company’s loss share agreement for the years ending December 31, 2017 and 2016;

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AUDIT AND NON-AUDIT FEES

•	Consulting services that included reading memoranda prepared by management and conversations related to business combinations, earnings per share, segment reporting, and goodwill impairment analysis.

•	Property tax return preparation and property tax audit service for municipal property tax filings for 2014 through 2017.

Other than the matters described above, neither the Company nor anyone acting on its behalf consulted with Crowe on (i) any matters regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that Crowe concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of any disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

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AUDIT COMMITTEE REPORT

The following Audit Committee Report is not deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules or the liabilities of Section 18 of the Exchange Act and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this Audit Committee Report therein.

In performing its functions, the Audit Committee met and held discussions with management and with Crowe LLP, the independent registered public accounting firm for the Company and its wholly-owned subsidiary, Hanmi Bank. Management represented to the Audit Committee that all consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has:

•	Reviewed and discussed the audited financial statements with management;

•	Discussed with the independent registered public accounting firm the matters required to be discussed under the Public Company Accounting Oversight Board (the “PCAOB”); and

•

Received the written disclosures and the letter from the registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee regarding independence. The Audit Committee discussed any relationships that may impact the objectivity and independence of Crowe LLP, and satisfied itself as to their independence.

In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for the consolidated financial statements and reports, and of the independent registered public accounting firm that, in its report, expresses an opinion on the conformity of the Company’s consolidated financial statements with U.S. generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s consolidated financial statements are presented in accordance with U.S. generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent registered public accounting firm is “independent.”

Based on these discussions and reviews, the Company’s Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the SEC.

Audit Committee of the Board

Harry H. Chung (Chairperson)

Kiho Choi

Christie K. Chu

David L. Rosenblum

Thomas J. Williams

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

Hanmi has adopted a Code of Business Conduct and Ethics, which governs the review and approval of transactions with related persons. This policy requires that executive officers, directors, five percent (5%) stockholders, and their family members and entities for which any of those persons serve as officers or partners or in which they have a ten percent (10%) or greater interest, notify Hanmi’s Corporate Secretary before entering into transactions or other arrangements with Hanmi or any of its affiliates (other than loans subject to Regulation O promulgated by the Board of Governors of the Federal Reserve System such as loans exceeding $25,000). Hanmi’s Corporate Secretary will determine whether, under these guidelines, the transaction or arrangement should be submitted to the Audit Committee for review and approval. In determining whether to submit proposed transactions to the Audit Committee for consideration, Hanmi’s Corporate Secretary will consider, among other things, the aggregate value of the proposed transaction and whether the related person has an indirect or direct material interest in the transaction. The Audit Committee will review all relevant material information and consider, among other things, the benefits to Hanmi of the proposed transaction, and whether the terms of the proposed transaction are comparable to the terms available to an unrelated third party and employees generally. These policies also include provisions for the review and possible ratification of transactions and arrangements that are entered into without prior review.

The Bank did not enter into any related-party transactions that required review, approval, or ratification under these policies in 2020.

TRANSACTIONS WITH RELATED PERSONS

Some of Hanmi’s directors and executive officers, and their immediate families, as well as the companies with which they are associated, are customers of, or have had banking transactions with, Hanmi or Hanmi Bank in the ordinary course of Hanmi’s business, and Hanmi expects to have banking transactions with such persons in the future. There is no amount of indebtedness owed to Hanmi or Hanmi Bank by the principal officers (considered “Regulation O Officers”) and current directors of Hanmi (including associated companies) as of December 31, 2020, other than an SBA loan made to Christie K. Chu and a family member in 2008, which was a term loan to a business before her 2015 appointment to our Boards, which was made in the ordinary course of business, in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and does not involve more than a normal risk of repayment or present other unfavorable features.

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BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

OWNERSHIP OF SECURITIES

The following table sets forth information pertaining to “beneficial ownership” (as defined below) of Hanmi’s common stock, by (i) individuals or entities known to Hanmi to own more than five percent (5%) of the outstanding shares of Hanmi’s common stock, (ii) each director and nominee for election, (iii) our NEOs, and (iv) all directors and executive officers of Hanmi as a group. The information contained herein has been obtained from Hanmi’s records and from information furnished to Hanmi by each individual or entity. Management knows of no other person who owns, beneficially or of record, either individually or with associates, more than five percent (5%) of Hanmi’s common stock.

The number of shares “beneficially owned” by a given stockholder is determined under SEC Rules. In general, the beneficial ownership as set forth below includes shares over which an individual or entity has sole or shared voting or investment power and certain shares over which such person has a vested right to acquire, under stock options or otherwise, within sixty (60) days of the date hereof. Unless otherwise noted, the address for each director and NEO listed below is: c/o Hanmi Financial Corporation, 900 Wilshire Boulevard, Suite 1250, Los Angeles, California 90017. The following information is as of March 31, 2021.

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned	Percentage Beneficially Owned (%)

Beneficial Owners of More than 5% of our Common Stock

BlackRock, Inc.(2)	4,536,462	14.77

Dimensional Fund Advisors LP(3)	2,269,342	7.39

Massachusetts Financial Services Company(4)	2,222,433	7.24

FMR LLC(5)	2,219,263	7.22

Vanguard Group Inc.(6)	2,020,413	6.58

Directors

John J. Ahn(7)	35,915	*

Kiho Choi(7)	18,641	*

Christie K. Chu(7)	14,900	*

Harry H. Chung(7)	18,915	*

Scott R. Diehl(7)	13,141	*

Bonita I. Lee(8)(9)(10)	141,711	*

David L. Rosenblum(7)	21,175	*

Thomas J. Williams(7)	10,915	*

Michael M. Yang(7)	14,915	*

Gideon Yu	—

Named Executive Officers

Romolo C. Santarosa(9)(10)(11)	66,075	*

Anthony Kim(9)(10)	45,409	*

Matthew D. Fuhr(9)(10)	25,872	*

Min Park(9)(10)	18,601	*

All executive officers and directors as a group (14 persons)	446,185	1.45	(12)

*	Less than 1%.

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BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

(1)	The information set forth in this table is based upon information supplied to Hanmi by Hanmi’s officers, directors and principal stockholders and Schedules 13G filed with the SEC.

(2)

Based on information as of December 31, 2020 contained in a Schedule 13G/A filed with the SEC on January 26, 2021. BlackRock, Inc. has the sole power to vote or direct the voting of 4,507,111 shares and has the sole power to dispose of or direct the disposition of all 4,536,462 shares. The address for BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(3)

Based on information as of December 31, 2020 contained in a Schedule 13G/A filed with the SEC on February 12, 2021. Dimensional Fund Advisors LP has the sole power to vote or direct the voting of 2,149,766 shares and has the sole power to dispose of or direct the disposition of all 2,269,342 shares. The address for Dimensional Fund Advisors LP is 6300 Bee Cave Road, Building One, Austin, Texas 78746.

(4)

Based on information as of December 31, 2020 contained in a Schedule 13G/A filed with the SEC on February 11, 2021. Massachusetts Financial Services Company has the sole power to vote or direct the voting of 2,222,433 shares and the sole power to dispose of or direct the disposition of 2,222,433 shares. The address for Massachusetts Financial Services Company is 111 Huntington Avenue, Boston, Massachusetts 02199.

(5)

Based on information as of December 31, 2020 contained in a Schedule 13G/A filed with the SEC on February 8, 2021. FMR LLC has the sole power to vote or direct the voting of 1,335,918 shares and has the sole power to dispose of or direct the disposition of all 2,219,263 shares. The address for FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(6)

Based on information as of December 31, 2020 contained in a Schedule 13G/A filed with the SEC on February 10, 2021, Vanguard Group Inc. has the sole power to vote or direct the voting of no shares, the shared power to vote or direct the voting of 29,428 shares, the sole power to dispose of or direct the disposition of 1,971,991 shares, and the shared power to dispose of or direct the disposition of 48,440 shares. The address for Vanguard Group Inc. is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(7)	Includes 5,053 shares of unvested restricted stock granted to Mr. Ahn, Mr. Choi, Ms. Chu, Mr. Chung, Mr. Diehl, Mr. Rosenblum, Mr. Williams and Mr. Yang, which vest on September 23, 2021.

(8)	Ms. Lee is both a director and a Named Executive Officer.

(9)

On May 3, 2019, pursuant to the 2013 Plan, 21,967 shares of restricted stock were granted to Ms. Lee, vesting over three years ratably. On May 23, 2019, pursuant to the 2013 Plan, 3,035 shares of restricted stock were granted to Mr. Fuhr and 1,868 shares of restricted stock were granted to Mr. Kim and Mr. Park, vesting over two years ratably. On June 3, 2019, pursuant to the 2013 Plan, 6,000 shares of restricted stock were granted to Mr. Kim, vesting over three years ratably. On July 8, 2019, pursuant to the 2013 Plan, 17,914 shares of restricted stock were granted to Mr. Santarosa, vesting over three years ratably. On June 25, 2020, pursuant to the 2013 Plan, 3,000 shares of restricted stock were granted to Mr. Fuhr, 2,000 shares of restricted stock were granted to Mr. Kim and 1,200 shares of restricted stock were granted to Mr. Park, vesting over three years ratably. On August 5, 2020, pursuant to the 2013 Plan, 19,188 RSAs were granted to Ms. Lee, vesting over three years ratably. On March 24, 2021, pursuant to the 2013 Plan, 12,500 shares of restricted stock were granted to Ms. Lee, 4,761 shares of restricted stock were granted to Mr. Santarosa, 2,142 shares of restricted stock were granted to Mr. Kim, 1,666 shares of restricted stock were granted to Mr. Fuhr, 1,120 shares of restricted stock were granted to Mr. Park, vesting over three years ratably.

(10)	Includes options presently exercisable under the 2013 Plan by Ms. Lee (50,000), Mr. Santarosa (25,000), Mr. Kim (15,000), Mr. Fuhr (3,000) and Mr. Park (3,000).

(11)

On February 28, 2018, pursuant to the 2013 Plan, 32,680 RSAs were granted to Mr. Santarosa, vesting up to one-fourth each year based on the attainment of the performance criteria described above in the Performance Restricted Stock Grant. The table includes only those shares that have previously vested or are subject to vesting within 60 days of March 31, 2021.

(12)

Percentage of beneficial ownership based on shares outstanding as of March 31, 2021, the record date and shares over which persons have a vested right to acquire, under stock options or otherwise, within sixty (60) days of the date thereof.

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OTHER MATTERS

Other than the business and proposals described in this Proxy Statement, our Board knows of no other business that will be presented for consideration at the Annual Meeting. If, however, other business shall properly come before the Annual Meeting, the persons named in the proxies intend to vote the shares represented by the proxies on such matters in accordance with the recommendation of our Board, or in the absence of a recommendation, in accordance with their judgment.

STOCKHOLDER PROPOSALS FOR THE 2022 ANNUAL MEETING

Stockholder proposals should be sent to our Corporate Secretary at Hanmi Financial Corporation, 900 Wilshire Boulevard, Suite 1250, Los Angeles, California 90017. To be considered for inclusion in Hanmi’s proxy statement for the 2022 annual meeting of stockholders, the deadline for submission of stockholder proposals, pursuant to Rule 14a-8 under the Exchange Act, is December 17, 2021. Additionally, pursuant to our Bylaws, Hanmi must receive notice of any stockholder proposal to be submitted at the 2022 annual meeting of stockholders, but not required to be included in our proxy statement, no earlier than January 26, 2022 and no later than February 25, 2022. To be in proper form, the stockholder proposal must contain such information as is required by our Bylaws and applicable law. In addition to the applicable requirements discussed above, for a director nomination to be properly made by a stockholder, such stockholder must have given timely notice thereof in proper written form to our Corporate Secretary and the stockholder’s notice must set forth such information as is required by our Bylaws.

AVAILABILITY OF FORM 10-K

We will provide to any stockholder, without charge and by first class mail, upon the written request of that stockholder, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the SEC. Such requests should be addressed to: Legal Department, Hanmi Financial Corporation, 900 Wilshire Boulevard, Suite 1250, Los Angeles, California 90017, 213-382-2200. The Annual Report on Form 10-K includes a list of exhibits. If you wish to receive copies of the exhibits, we will send them to you upon request. Expenses for copying and mailing copies of the exhibits will be your responsibility. In addition, the SEC maintains a website at www.sec.gov that contains information we file with them.

WHERE YOU CAN FIND MORE INFORMATION

The SEC maintains a website that contains reports, proxies and information statements and other information regarding us and other issuers that file electronically with the SEC at www.sec.gov. Our proxy statements, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the SEC’s website.

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Annex A

HANMI FINANCIAL CORPORATION

2021 EQUITY COMPENSATION PLAN

1. Purpose. The purpose of this HANMI FINANCIAL CORPORATION 2021 EQUITY COMPENSATION PLAN (the “Plan”) is to assist HANMI FINANCIAL CORPORATION, a Delaware corporation (the “Company”), and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Share Unit Award, together with any other right or interest, granted to a Participant under the Plan.

(b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 8(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Beneficial Owner” and “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company’s Board of Directors.

(f) “Cause” shall, with respect to any Participant, have the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between such Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the continuing willful failure of the Participant to perform his or her duties as assigned by the Company or a Related Entity (other than such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof, (ii) any material violation or breach by the Participant of the Company’s Code of Conduct or his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any material violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, (vi) the commission by the Participant of any act, misdemeanor, or crime that will likely cause substantial economic damage to the Company or any Related Entity or substantial injury to the business reputation of the Company or a Related Entity or (vii) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s service with the Company or a Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

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(g) “Change in Control” means the occurrence of any of the following:

(A) the Company consummates a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of its assets (each a “Business Combination”), in each case, unless immediately following the consummation of such Business Combination all of the following conditions are satisfied:

(1) Persons, who, immediately prior to such Business Combination, were the beneficial owners of the then outstanding voting securities entitled to vote generally in the election of directors (the “Outstanding Voting Securities”) of the Company, beneficially own (within the meaning of Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, more than 50% of the combined voting power of the then Outstanding Voting Securities of the entity (the “Resulting Entity”) resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries);

(2) no Person beneficially owns (within the meaning of Rule 13d-3 of the Exchange Act), directly or indirectly, more than 50% of the then outstanding combined voting power of the Outstanding Voting Securities of the Resulting Entity, except to the extent that such Person’s beneficial ownership of the Company immediately prior to the Business Combination exceeded such threshold; and

(3) at least one-half of the members of the board of directors of the Resulting Entity were members of the Board at the time the Board authorized the Company to enter into the definitive agreement providing for such Business Combination; or

(B) any Person acquires beneficial ownership (within the meaning of Section 3(a)(9) of the Exchange Act, which definition shall include a “person”, within the meaning of Section 13(d)(3) of the Exchange Act and Rule 13d-3 of the Exchange Act) of more than 50% of the combined voting power (calculated as provided in Rule 13d-3 in the case of rights to acquire securities) of the then Outstanding Voting Securities of the Company and has greater beneficial ownership than the existing stockholders of the Company as of the date hereof; provided, however, that for purposes of this clause, the following acquisitions shall not constitute a Change in Control: (x) any acquisition directly from the Company, (y) any acquisition by the Company, or (z) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i) “Committee” means the Compensation and Human Resources Committee of the Board. While it is intended that the Committee shall consist of at least two Directors, each of whom shall be a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, the failure of the Committee to be so comprised shall not invalidate any Award that otherwise satisfies the terms of the Plan.

(j) “Consultant” means any natural person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

(k) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence for military

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service or sickness, or for any other purpose approved by the Company or any Related Entity, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement).

(l) “Director” means a member of the Board.

(m) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(n) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(o) “Effective Date” means the effective date of the Plan which shall be May 26, 2021.

(p) “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options.

(q) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(s) “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. The Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the Award is authorized by the Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(t) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(u) “Listing Market” means the NASDAQ Stock Market or any other national securities exchange on which any securities of the Company are listed for trading.

(v) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares at a specified price during specified time periods.

(w) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(x) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(y) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

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(z) “Performance Period” means that period established by the Committee at the time any Performance Share Unit Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Performance Share Unit Award are to be measured.

(aa) “Performance Share Unit” means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period.

(bb) “Performance Share Unit Award” means any Award of Performance Share Units granted pursuant to Section 6(h) hereof.

(cc) “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Board, in which the Company or a Subsidiary has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(dd) “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(ee) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(ff) “Restricted Stock Unit” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares or a combination thereof, at the end of a specified vesting period.

(gg) “Restricted Stock Unit Award” means an Award of Restricted Stock Units granted to a Participant under Section 6(e) hereof.

(hh) “Restriction Period” means the period of time specified by the Committee that Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose.

(ii) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(jj) “Shares” means the shares of common stock of the Company, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 8(c) hereof.

(kk) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(ll) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(mm) “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company (i) acquired by the Company or any Related Entity, (ii) which becomes a Related Entity after the date hereof, or (iii) with which the Company or any Related Entity combines.

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3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee, except to the extent (and subject to the limitations imposed by Section 3(b) hereof) the Board elects to administer the Plan, in which case the Plan shall be administered by the Board, in which case references herein to the “Committee” shall be deemed to include references to the Board. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply information inadvertently omitted or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants.

(b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion (i) on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act, and (ii) with respect to any Award to a non-employee Director. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Eligible Persons, Participants, Beneficiaries, transferees under Section 8(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to Delaware law, rules and regulations and such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company. Any such delegation may be revoked by the Committee at any time. The Committee may appoint agents to assist it in administering the Plan.

(c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 8(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 1,200,000 Shares plus the number of Shares underlying any awards under the Company’s 2007 Equity Compensation Plan, as amended, and the Amended and Restated 2013 Equity Compensation Plan that are forfeited, canceled or otherwise terminated (other than by exercise or withheld to pay the associated tax liability upon vesting) on or after the Effective Date shall be added back to the Shares of Stock available for issuance under the Plan. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Awards. No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available

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for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i) If any Awards are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject, shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for delivery with respect to Awards under the Plan, subject to Section 4(c)(iii) below. Notwithstanding the foregoing, Shares subject to an Award under the Plan may not again be made available for issuance under the Plan if such Shares are: (i) Shares that were subject to a stock-settled Stock Appreciation Right and were not issued under the net settlement or net exercise of such Stock Appreciation Right, (ii) Shares used to pay the exercise price of an Option, (iii) Shares delivered to or withheld by the Company to pay the withholding taxes related to an Award, or (iv) Shares repurchased on the open market with the proceeds of an Option exercise.

(ii) Substitute Awards shall not reduce the Shares authorized for delivery under the Plan or authorized for delivery to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by its shareholders, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan if and to the extent that the use of such Shares would not require approval of the Company’s shareholders under the rules of the Listing Market.

(iii) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 8(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be 1,200,000 Shares.

5. Eligibility; Director Award Limitations. Awards may be granted under the Plan only to Eligible Persons. Notwithstanding any provisions to the contrary in this Plan, or any other compensatory policy or program of the Company applicable to its non-employee Directors (collectively, the “Director Programs”), the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all awards granted under the Director Programs to any individual, non-employee Director for any single calendar year beginning on or after January 1, 2021 shall not exceed $400,000; provided, however, that the limitation described in this sentence shall be determined without regard to grants of awards under the Director Programs paid to a non-employee Director during any period in which such individual was an Employee or Consultant (other than grants of awards paid for service in their capacity as a non-employee Director).

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. The terms of any Award granted under the Plan shall be set forth in a written Award Agreement, which shall contain provisions determined by the Committee and not inconsistent with the Plan. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s

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Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted. Other than pursuant to Sections 8(c)(i) and (ii) hereof, the Committee shall not be permitted to (A) lower the exercise price per Share purchasable under an Option after such Option is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of a Share in exchange for another Award (other than in connection with Substitute Awards), (C) offer to purchase an Option, at any time when the exercise price per Share exceeds the Fair Market Value of a Share, for a payment in cash in substitution for or upon cancellation of such Option previously granted, or (D) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company’s shareholders.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is

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deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right. Other than pursuant to Sections 8(c)(i) and (ii) hereof, the Committee shall not be permitted to (A) lower the grant price of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price of such Stock Appreciation Right exceeds the Fair Market Value of a Share in exchange for another Award (other than in connection with Substitute Awards), (C) offer to purchase a Stock Appreciation Right, at any time when the grant price of such Stock Appreciation Right exceeds the Fair Market Value of a Share, for a payment in cash in substitution for or upon cancellation of such Stock Appreciation Right previously granted, or (D) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company’s shareholders.

(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In

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addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan during the Restricted Period. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon. During the period that the Restriction Stock Award is subject to a risk of forfeiture, subject to Section 8(b) below and except as otherwise provided in the Award Agreement, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock and/or that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e) Restricted Stock Unit Award. The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions. Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the

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Committee (or, if permitted by the Committee, as elected by the Participant and in compliance with Section 409A of the Code). In addition, a Restricted Stock Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Unit, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant’s Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.

(f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. If awarded in connection with another Award, Dividend Equivalents shall be subject to the same restrictions as the underlying Award. Except as set forth in the preceding sentence, the Committee may provide that Dividend Equivalents shall be paid or distributed when accrued, or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. If the Participant elects to defer the Dividend Equivalents, such election shall be made within 30 days after the grant date of the Dividend Equivalents, but in no event later than 12 months before the first date on which any portion of such Dividend Equivalent vests (or at such other times prescribed by the Committee as shall not result in a violation of Section 409A of the Code). Any such determination by the Committee shall be made on the grant date of the applicable Award. Dividends and dividend equivalents shall not be paid or accrued on Options or Stock Appreciation Rights.

(h) Performance Share Unit Awards. The Committee is authorized to grant Performance Share Unit Awards to any Eligible Person payable in cash or Shares on terms and conditions established by the Committee. The performance goals to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Share Unit Award. Except as may be provided in an Award Agreement, Performance Share Unit Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon any criteria that the Committee, in its sole discretion, shall determine. The number of Shares as to which the Performance Share Unit Award shall be issued and the Shares or cash to be distributed upon achievement of the performance goals shall be conclusively determined by the Committee. Performance Share Unit Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis in a manner that does not violate the requirements of Section 409A of the Code.

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(i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to comply with Section 409A of the Code.

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided that any determination to pay in installments or on a deferred basis shall be made by the Committee at the date of grant. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with applicable law and all applicable rules of the Listing Market, and in a manner intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. Subject to Section 7(e) hereof, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the sole discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee (subject to Section 7(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee, all in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

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(d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e) Code Section 409A.

(i) The Award Agreement for any Award that the Committee reasonably determines to constitute a Section 409A Plan, as defined in Section 7(e)(ii) hereof, and the provisions of the Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(ii) If any Award constitutes a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A) Payments under the Section 409A Plan may be made only upon (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeable emergency”;

(B) The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C) Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D) In the case of any Participant who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(iii) Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any

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Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A.

8. General Provisions.

(a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees for no consideration during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments.

(i) Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the aggregate number and kind of Shares reserved for issuance and delivery under Section 4 hereof (including the limitation on the number of Incentive Stock Options), (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii) Adjustments in Case of Certain Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Board or the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (b) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (c) full exercisability or vesting of the outstanding Awards, or

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(d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the fair market value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). For the purposes of this Agreement, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award immediately prior to the Change in Control, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the Change in Control common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Board or the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 8(c)(ii) at a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments. The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Share Unit Awards, or performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant. Adjustments permitted hereby may include, without limitation, , increasing performance goals, or other adjustments that may be adverse to the Participant.

(d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required under the Plan or by any federal or state law or regulation and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award. The Committee may

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waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under terms of such Award.

(f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company or any Related Entity including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of shareholders or any right to receive any information concerning the Company’s or any Related Entity’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company or any Related Entity in accordance with the terms of an Award. None of the Company, its officers or its Directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award. Neither the Company, nor any Related Entity, nor any of the respective officers, Directors, representatives or agents is granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(g) Clawback of Benefits. The Company may (A) cause the cancellation of any Award, (B) require reimbursement of any Award by a Participant or Beneficiary, and/or (C) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law (each, a “Clawback Policy”). In addition, a Participant may be required to repay to the Company certain previously paid compensation, whether provided under this Plan or an Award Agreement, in accordance with any Clawback Policy. By accepting an Award, a Participant is also agreeing to be bound by any existing or future Clawback Policy adopted by the Company, or any amendments that may from time to time be made to the Clawback Policy in the future by the Company in its discretion (including, without limitation, any Clawback Policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the Participant’s Award Agreements may be unilaterally amended by the Company, without the Participant’s consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any Clawback Policy.

(h) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company or Related Entity that issues the Award; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the obligations of the Company or Related Entity under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(i) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable.

Annual Meeting Proxy Statement 2021	A-15

(j) Payments in the Event of Forfeitures; Fractional Shares. . No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee or the Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(k) Governing Law. Except as otherwise provided in any Award Agreement, the validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

(l) Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(m) Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date and shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired. No grants of Incentive Stock Options may be made under the Plan on or after May 26, 2031.

A-16	Annual Meeting Proxy Statement 2021

Printed on recycled paper.

Hanmi Financial Corporation Annual Meeting Proxy Statement 2021

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
INTERNET Go To: www.proxypush.com/HAFC • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote

P.O. BOX 8016, CARY, NC 27512-9903	PHONE Call 1-866-648-8132 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions

MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided

Hanmi Financial Corporation

Annual Meeting of Stockholders

For Stockholders as of March 31, 2021

TIME:	Wednesday, May 26, 2021 10:30 AM, Pacific Time
PLACE:	Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/HAFC for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned stockholder(s) of Hanmi Financial Corporation hereby nominates and appoints Vivian Kim, the attorney, agent, and proxy of the undersigned, with full power of substitution and revocation, and authorizes her to vote all the shares of capital stock of Hanmi Financial Corporation which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorney to vote in her discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxy is authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxy cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Hanmi Financial Corporation

Annual Meeting of Stockholders

Please make your marks like this: ☒ Use dark black pencil or pen only

The Board of Directors recommends a vote FOR each of the directors listed below and FOR proposals 2, 3 and 4.

BOARD OF
DIRECTORS
	PROPOSAL			YOUR VOTE		RECOMMENDS

1:	Election of Directors
			FOR	AGAINST	ABSTAIN

	1a.	John J. Ahn	☐	☐	☐	FOR

	1b.	Kiho Choi	☐	☐	☐	FOR

	1c.	Christie K. Chu	☐	☐	☐	FOR

	1d.	Harry H. Chung	☐	☐	☐	FOR

	1e.	Scott R. Diehl	☐	☐	☐	FOR

	1f.	Bonita I. Lee	☐	☐	☐	FOR

	1g.	David L. Rosenblum	☐	☐	☐	FOR

	1h.	Thomas J. Williams	☐	☐	☐	FOR

	1i.	Michael M. Yang	☐	☐	☐	FOR

	1j.	Gideon Yu	☐	☐	☐	FOR

			FOR	AGAINST	ABSTAIN

2:	To provide a non-binding advisory vote to approve the compensation of our Named Executive Officers (“Say-On-Pay” vote).		☐	☐	☐	FOR

3:	To approve the Hanmi Financial Corporation 2021 Equity Compensation Plan.		☐	☐	☐	FOR

4:	To ratify the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.		☐	☐	☐	FOR

NOTE: To transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements thereof. Management at present knows of no other business to be presented by or on behalf of Hanmi Financial Corporation or its Board of Directors at the Annual Meeting.

To attend the meeting online, you must register at www.proxydocs.com/HAFC

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date